UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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Pasithea Therapeutics Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Pasithea Therapeutics Corp.

1111 Lincoln Road, Suite 500

Miami Beach, Florida 33139

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Pasithea Therapeutics Corp. (the “Company”) will be held in a virtual meeting format on September 3, 2025 at 9:00 AM Eastern Time for the following purposes:

1.	Election of the director nominees named in this Proxy Statement to hold office until the annual meeting of stockholders in accordance with the class of directors to which such nominees will be assigned (the “Director Election Proposal”);

2.	Ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

3.	Approval of an amendment to the Pasithea Therapeutics Corp. 2023 Stock Incentive Plan (the “2023 Incentive Plan”) to increase the maximum aggregate number of shares of common stock, par value $0.0001 per share, of the Company, which shall be authorized for issuance thereunder by 1,750,000 shares to 2,014,221 shares (the “2023 Incentive Plan Amendment Proposal”);

4.	Adoption and approval of an amendment to our Second Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time (the “Certificate”), at the discretion of the Board of Directors of the Company (the “Board”), to effect a reverse stock split of our issued shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Split Proposal”); and

5.	Transacting such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record as of the close of business on July 22, 2025, the date fixed by the Board as the record date for the Annual Meeting (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders of record of the Company as of the Record Date will be open for inspection during ordinary business hours for a period of 10 days ending on the day before the Annual Meeting date at 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139.

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The Annual Meeting will be conducted via live webcast. Stockholders will have the same rights and opportunities to participate in our virtual Annual Meeting as they would at an in-person meeting. For more information on our virtual Annual Meeting, including details on how to attend the Annual Meeting, see the instructions under “Information About the Annual Meeting and Voting” on page 2 of this Proxy Statement.

Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares of common stock you own, please submit your proxy to vote as soon as possible. We urge you to date, sign and return the proxy card in the envelope provided to you, or to use the telephone or Internet method of proxy submission described on your proxy card, even if you plan to attend the Annual Meeting, so that if you are unable to attend the Annual Meeting, your shares can be voted. Any stockholder of record who submits a proxy card retains the right to revoke such proxy card by: (i) submitting a written notice of such revocation to the Chief Executive Officer of the Company so that it is received no later than 5:00 p.m., EST on September 2, 2025; (ii) submitting a duly signed proxy card bearing a later date than the previously signed and dated proxy card to the Chief Executive Officer of the Company so that it is received no later than 5:00 p.m., EST on September 2, 2025; or (iii) attending the Annual Meeting virtually and voting thereat the shares represented by such proxy card. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a completed, signed and dated proxy card previously returned. All such later-dated proxy cards or written notices revoking a proxy card should be sent to Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139, Attention: Tiago Reis Marques, Chief Executive Officer. If you hold shares of common stock in street name, you must contact the firm or intermediary that holds your shares to change or revoke any prior voting instructions pursuant to such firm’s or intermediary’s procedures.

Please read carefully the enclosed Proxy Statement, which explains the proposals to be considered by you and acted upon at the Annual Meeting.

If you have any questions about the procedures for admission to the Annual Meeting, please contact Patrick Gaynes, Corporate Communications at pgaynes@pasithea.com.

July 24, 2025	By Order of the Board of Directors,

/s/ Tiago Reis Marques
Tiago Reis Marques
Chief Executive Officer and Director

i

PASITHEA THERAPEUTICS CORP.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

July 24, 2025

INTRODUCTION

This Proxy Statement provides information for stockholders of Pasithea Therapeutics Corp. (“we,” “us,” “our,” “Pasithea” and the “Company”) as part of the solicitation of proxies by the Company and its Board of Directors (the “Board”) from holders of the outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for use at the Company’s annual meeting of stockholders to be held in a virtual format at www.virtualshareholdermeeting.com/KTTA2025 at 9:00 a.m. Eastern Time on September 3, 2025, and at any adjournment(s) or postponement(s) thereof (the “Annual Meeting”).

At the Annual Meeting, stockholders will be asked to vote either directly or by proxy on the following matters discussed herein:

1.	Election of the director nominees named in this Proxy Statement to hold office until the annual meeting of stockholders in accordance with the class of directors to which such nominees will be assigned (the “Director Election Proposal”);

2.	Ratification of the appointment of CBIZ CPAs P.C. (“CBIZ”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

3.	Approval of an amendment to the Pasithea Therapeutics Corp. 2023 Stock Incentive Plan (the “2023 Incentive Plan”) to increase the maximum aggregate number of shares of Common Stock which shall be authorized for issuance thereunder by 1,750,000 shares to 2,014,221 shares (the “2023 Incentive Plan Amendment Proposal”);

4.	Adoption and approval of an amendment to our Second Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time (the “Certificate”), at the discretion of the Board, to effect a reverse stock split of our issued shares of Common Stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Split Proposal”); and

5.	Transacting such other business as may properly come before the Annual Meeting or any adjournment thereof.

Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares of Common Stock you own, please submit your proxy to vote as soon as possible. We urge you to date, sign and return the proxy card in the envelope provided to you, or to use the telephone or Internet method of submitting your proxy described on your proxy card, even if you plan to attend the Annual Meeting, so that if you are unable to attend the Annual Meeting, your shares can be voted.

Our proxy materials, including our Proxy Statement for the Annual Meeting, our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and proxy card, are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by sending you this full set of proxy materials.

You may attend the Annual Meeting and vote your shares during the Annual Meeting, even if you previously submitted your proxy to vote by the Internet, telephone or if you returned your proxy card. Your proxy may be revoked by sending in another signed proxy card with a later date, sending a letter revoking your proxy to Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, Florida, Attn: Chief Executive Officer, submitting another proxy to vote by Internet or telephone, or attending the Annual Meeting and voting during the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

We include this Q&A section to provide some background information and brief answers to several questions you might have about the Annual Meeting. We encourage you to read this Proxy Statement in its entirety.

Why are we providing these proxy materials?

The Board is providing these proxy materials to you in connection with our Annual Meeting, which will take place on September 3, 2025, and will be held in a virtual format at www.virtualshareholdermeeting.com/KTTA2025 beginning at 9:00 AM Eastern Time. Stockholders are invited to participate in the Annual Meeting and are requested to vote on the proposals described herein.

What information is contained in this Proxy Statement?

This Proxy Statement contains information relating to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers and other required information.

What proposals will be voted on at the Annual Meeting?

There are four total proposals scheduled to be voted on at the Annual Meeting:

1.	Election of the director nominees named in this Proxy Statement to hold office until the annual meeting of stockholders in accordance with the class of directors to which such nominees will be assigned (the “Director Election Proposal”);

2.	Ratification of the appointment of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

3.	Approval of an amendment to the 2023 Incentive Plan to increase the maximum aggregate number of shares of Common Stock which shall be authorized for issuance thereunder by 1,750,000 shares to 2,014,221 shares (the “2023 Incentive Plan Amendment Proposal”); and

4.	and approval of an amendment to the Certificate, at the discretion of the Board, to effect a reverse stock split of our issued shares of Common Stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Split Proposal”).

We will also consider other business that properly comes before the Annual Meeting.

Why is the Company Holding a Virtual Annual Meeting?

This year’s Annual Meeting will be held in a virtual meeting format only. The virtual format provides the opportunity for participation by a broader group of our stockholders, while reducing costs associated with planning, holding and arranging logistics for in-person meeting proceedings. Hosting a virtual meeting enables increased stockholder attendance and participation because stockholders can participate equally from any location around the world, at little to no cost. Hosting a virtual meeting also reduces the environmental impact of our Annual Meeting. You will be able to attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/KTTA2025.

What shares can I vote?

You may vote all shares of Common Stock that you owned as of the close of business on the record date, July 22, 2025 (the “Record Date”). You may cast one vote per share, including shares (i) held directly in your name as the stockholder of record and (ii) held for you as the beneficial owner through a stockbroker, bank or other nominee. The proxy card will indicate the number of shares you owned as of the Record Date and may vote at the Annual Meeting.

As of the Record Date, there were 7,443,577 shares of Common Stock outstanding, all of which are entitled to be voted at the Annual Meeting.

A list of stockholders entitled to vote at the Annual Meeting will be available at our headquarters at 1111 Lincoln Road, Suite 500, Miami Beach, Florida 33139 for a period of at least ten calendar days prior to the Annual Meeting ending on the day before the meeting date for examination by any stockholder.

What are the voting rights of stockholders?

Each share of our Common Stock is entitled to one vote. There is no cumulative voting.

What is the difference between being a stockholder of record and a beneficial owner?

Many of our stockholders hold their shares through stockbrokers, banks, or other nominees, rather than directly in their own names. As summarized below, there are some differences between being a stockholder of record and a beneficial owner.

Stockholder of record: If your shares are registered directly in your name with our transfer agent, VStock Transfer LLC, you are the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals named on the proxy card or to vote at the Annual Meeting.

Beneficial owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or other nominee, considered to be the stockholder of record. As the beneficial owner, you have the right to tell your nominee how to vote. Your nominee has sent you instructions on how to direct the nominee’s vote. You may submit a proxy to vote by following those instructions.

How do stockholders vote?

If you are a stockholder of record, you may have your shares voted on matters presented at the Annual Meeting in any of the following ways:

●	During the Annual Meeting — You may attend the Annual Meeting virtually and cast your vote then. If you have already submitted a proxy to vote online, by telephone or by mail, your vote at the Annual Meeting will supersede your prior proxy.

●	By proxy — Stockholders of record have a choice of voting during the virtual meeting or submitting a proxy:

●	over the Internet at www.virtualshareholdermeeting.com/KTTA2025;

●	by using a toll-free telephone number noted on your proxy card; or

●	by executing and returning a proxy card and mailing it in the postage-paid envelope provided. Please allow sufficient time for delivery of your proxy card if you decide to vote by mail.

If you properly submit a proxy, and if your proxy is not subsequently revoked by you, your vote will be voted in accordance with your instructions. If any other matter is presented, your proxy will vote in accordance with the proxy holders’ best judgment. At the time we mailed these proxy materials, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board. If you are a street name holder and wish to vote at the Annual Meeting, you must first obtain a proxy from your bank, broker or other holder of record authorizing you to vote.

A control number, located on your proxy card, is designed to verify your identity and allow you to vote your shares, and to confirm that your voting instructions have been properly recorded when submitting a proxy to vote over the Internet or by telephone. Please be aware that if you submit a proxy to vote by telephone or Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

When there is at least one “routine” matter to be considered at a meeting, and a broker exercises its discretionary authority on any such “routine” matter with respect to any uninstructed shares, “broker non-votes” occur with respect to the “non-routine” matters for which the broker lacks discretionary authority to vote such uninstructed shares.

Under the applicable rules governing such brokers, we believe the Auditor Ratification Proposal and the Reverse Split Proposal are likely to be considered “routine” items. This means that brokers may vote using their discretion on such proposals on behalf of beneficial owners who have not furnished voting instructions.

We believe the Director Election Proposal and the 2023 Incentive Plan Amendment Proposal are likely to be considered “non-routine,” which means that brokers cannot vote uninstructed shares with respect to these proposals when they do not receive voting instructions from you. Furthermore, if approvals of the Auditor Ratification Proposal and/or the Reverse Split Proposal are deemed by the New York Stock Exchange to be “non-routine” matters, brokers will not be permitted to vote on the Auditor Ratification Proposal and/or the Reverse Split Proposal if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for these proposals.

Can I change my vote or revoke my proxy?

Yes, you may change your vote after you send in your proxy card or submit a proxy to vote your shares via the Internet or by telephone by following these procedures:

●	Submitting a new proxy online;

●	Submitting a new proxy by telephone;

●	Signing and returning a new proxy card bearing a later date, which will automatically revoke your earlier proxy instructions; or

●	Attending the Annual Meeting and voting during the Annual Meeting.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting.

You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/KTTA2025. To participate in the Annual Meeting, you will need to log on using the control number from your proxy card. The 15-digit control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The Annual Meeting will begin promptly at 9:00 AM Eastern Time. We encourage you to access the Annual Meeting prior to the start time leaving ample time for check in. Please follow the registration instructions as outlined in this Proxy Statement.

What if I have trouble accessing the Annual Meeting?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. We encourage you to access the Annual Meeting prior to the start time. For further assistance should you need it you may call Broadridge technical support at the number to be provided on the log-in page of the Annual Meeting on the day of the Annual Meeting.

What is a proxy holder?

We are designating our Chief Executive Officer and Chief Financial Officer to hold and vote all properly-tendered proxies (except votes “withheld”). If you have indicated a vote, they will vote accordingly. If you have left a vote blank, they will vote as the Board recommends. While we do not expect any other business to come up for a vote, if it does, they will vote in their discretion. If a director nominee is unwilling or unable to serve, the proxy holders will vote in their discretion for an alternative nominee.

How does the Board recommend that I vote?

The Board recommends that you vote your shares:

●	“FOR” the election of the Board’s nominees;

●	“FOR” the ratification of the appointment of CBIZ;

●	“FOR” the approval of the 2023 Incentive Plan Amendment Proposal; and

●	“FOR” the adoption and approval of the Reverse Split Proposal.

What constitutes a quorum for the Annual Meeting?

Holders of 33 1/3% of all of the shares of the stock entitled to vote at the Annual Meeting, present in person (or virtually) or by proxy, shall constitute a quorum, permitting the Annual Meeting to conduct its business. As of the Record Date, there were 7,443,577 shares of Common Stock outstanding, all of which are entitled to be voted at the Annual Meeting. Both abstentions and “broker non-votes” are counted as present for the purpose of determining the presence of a quorum.

Whether or not a quorum is present or represented at the Annual Meeting, the Board, any committee of the Board, or the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time without further notice.

What vote is required to approve the election of directors?

Director nominees are elected by a plurality of the votes cast at the Annual Meeting. The director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. Therefore, if you do not vote for a nominee, or you “withhold” authority to vote for a nominee, your vote will not count either “for” or “against” the nominee. As a result, withheld votes and “broker non-votes”, if any, will have no effect on the outcome of the Director Election Proposal.

What vote is required to ratify the selection of CBIZ as the Company’s independent registered public accounting firm for fiscal year 2025?

The Auditor Ratification Proposal will be approved with the affirmative vote of a majority of the votes cast at the Annual Meeting. You may vote “for” or “against,” or abstain from voting on, the Auditor Ratification Proposal. As a result, abstentions and “broker non-votes”, if any, will have no effect on the outcome of the Auditor Ratification Proposal. However, as indicated above, since we believe the Auditor Ratification Proposal will be considered a “routine” matter, we do not expect that any broker non-votes will occur on the Auditor Ratification Proposal.

What vote is required for the approval of the 2023 Incentive Plan Amendment Proposal?

The 2023 Incentive Plan Amendment Proposal will be approved with the affirmative vote of a majority of the votes cast at the Annual Meeting. You may vote “for” or “against,” or abstain from voting on, the 2023 Incentive Plan Amendment Proposal. As a result, abstentions and “broker non-votes”, if any, will have no effect on the outcome of the 2023 Incentive Plan Amendment Proposal.

What vote is required for the approval of the Reverse Split Proposal?

The Reverse Split Proposal will be approved with the affirmative vote of a majority of the votes cast at the Annual Meeting. You may vote “for” or “against,” or abstain from voting on, the Reverse Split Proposal. As a result, abstentions and “broker non-votes”, if any, will have no effect on the outcome of the Reverse Split Proposal. However, as indicated above, since we believe the Reverse Split Proposal will be considered a “routine” matter, we do not expect that any broker non-votes will occur on the Reverse Split Proposal.

How will the votes be counted at the Annual Meeting?

The votes will be counted by the inspector of election appointed for the Annual Meeting.

How will the Company announce the voting results?

The Company will report the final results of the voting at the Annual Meeting in a filing with the SEC on a Current Report on Form 8-K.

Who pays for costs relating to the proxy materials and Annual Meeting?

The costs of preparing, assembling and mailing the proxy materials, along with the cost of posting the proxy materials on a website, are borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in doing so.

Furthermore, we have retained Alliance Advisors to act as proxy solicitation agent. In connection with these services, Alliance Advisors will receive approximately $12,500 for its assistance and will be reimbursed for its reasonable out-of-pocket expenses. In addition, we have agreed to indemnify Alliance Advisors and certain related persons against certain liabilities relating to or arising out of Alliance Advisor’s engagement.

Who can attend the Annual Meeting?

Any Company stockholder as of the close of business on the Record Date may attend the Annual Meeting. Stockholders must present a valid control number in order to be admitted to the Annual Meeting. Even if you plan to attend the Annual Meeting, please submit a proxy to vote your shares.

Who should I call if I have any questions?

If you have any questions about the Annual Meeting, please email Aimee Fohsta-Lynch at Aimee.Fohsta-Lynch@broadridge.com.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our business operates under the direction of the Board, which currently consists of five directors. All of our directors have three-year terms and stand for election upon the expiration of the term of the class to which each director is assigned by the Board. In accordance with the terms of the Certificate and our Second Amended and Restated Bylaws (the “Bylaws”), our Board is divided into three classes; Class I, Class II and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Our directors are divided among the three classes as follows:

●	The Class I director is Dr. Emer Leahy; her term will expire at the 2027 annual meeting of stockholders;

●	The Class II directors are Alfred Novak and Simon Dumesnil; their terms expire at the Annual Meeting; and

●	The Class III directors are Dr. Tiago Reis Marques and Prof. Lawrence Steinman; their terms will expire at the 2026 annual meeting of stockholders.

We expect that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Our Certificate and Bylaws provide that the authorized number of directors may be changed only by resolution of our Board. Our Certificate and Bylaws also provide that our directors may be removed only for cause, and that any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office, even if less than a quorum, or by a sole remaining director.

Alfred Novak and Simon Dumesnil are the two Class II directors whose terms expire at the Annual Meeting. Our Board has nominated for election at the Annual Meeting Alfred Novak and Simon Dumesnil to hold office until the annual meeting of stockholders in 2028, or until their successors are elected or appointed or, if sooner, until their death, resignation or removal.

Directors are elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. If any of the incumbent director nominees do not receive a plurality vote, under Delaware law he or she will continue to serve on the Board until a successor is elected. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the two nominees named above. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two director nominees named above. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

THE BOARD RECOMMENDS

A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

EXECUTIVE OFFICERS, NON-EXECUTIVE EMPLOYEES AND DIRECTORS

The following table sets forth the name, age as of July 22, 2025, and current position of the individuals who serve as directors and executive officers of the Company. The following also includes certain information regarding the individual experience, qualifications, attributes and skills of our directors and executive officers as well as brief statements of those aspects of our directors’ backgrounds that led us to conclude that they are qualified to serve as directors.

Name	Age	Position
Executive Officers
Dr. Tiago Reis Marques	48	Chief Executive Officer and Director
Daniel Schneiderman	47	Chief Financial Officer
Non-Employee Directors
Prof. Lawrence Steinman	77	Executive Chairman and Co-Founder
Simon Dumesnil(1)(2)(3)	48	Director
Dr. Emer Leahy(1)(2)(3)	59	Director
Alfred Novak(1)(2)(3)	77	Director

(1)	Member of the Audit Committee of the Board (the “Audit Committee”).

(2)	Member of the Compensation Committee of the Board (the “Compensation Committee”).

(3)	Member of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”).

Executive Officers

Each executive officer serves at the discretion of our Board and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

Dr. Tiago Reis Marques (Chief Executive Officer and Director) has served as our Chief Executive Officer and member of our Board since August 2020. Dr. Marques is also a senior clinical fellow at Imperial College London and a lecturer at the Institute of Psychiatry, Psychology and Neuroscience (IoPPN) at King’s College London. The IoPPN is renowned globally, being ranked second in the world for psychology and psychiatry by US News and Best Global Universities and is home to one of the largest centers for neuroscience research worldwide. Dr. Marques also practices as a psychiatrist at Maudsley Hospital. His research is primarily focused on the mechanism of action of psychiatric medications and novel treatment targets. During his career, he has obtained multiple awards for his research. Dr. Marques has authored or co-authored over 100 scientific publications in peer-reviewed journals within the fields of psychiatry and neuroscience, has an h-index exceeding 45 and over 10,000 citations, and has co-authored international treatment guidelines and written book chapters, including the seminal, “Neurobiology of Mental Illness.” We believe that Dr. Marques’s extensive medical and scientific background coupled with his significant research and development achievements and clinical experience, makes him qualified to serve as our Chief Executive Officer and a member of our Board.

Daniel Schneiderman (Chief Financial Officer) is an experienced finance executive with over 24 years of experience in the areas of capital markets and finance operations. Mr. Schneiderman has served as our Chief Financial Officer since October 11, 2022 and as a consultant to the Company from July 1, 2022 through October 10, 2022. Prior to joining the Company, from January 2020 through February 2022 Mr. Schneiderman served as Chief Financial Officer of First Wave BioPharma, Inc. (Nasdaq: FWBI), a clinical stage biopharmaceutical company specializing in the development of targeted, non-systemic therapies for gastrointestinal (GI) diseases. Prior to joining First Wave, from November 2018 through December 2019, Mr. Schneiderman served as Chief Financial Officer of Biophytis SA, (ENXTPA: ALBPS; Nasdaq: BPTS) and its U.S. subsidiary, Biophytis, Inc., a European-based, clinical-stage biotechnology company focused on the development of drug candidates for age-related diseases, with a primary focus on neuromuscular diseases. From February 2012 through August 2018, Mr. Schneiderman served as Vice President of Finance, Controller and Secretary of MetaStat, Inc. (OTCQB: MTST), a publicly traded biotechnology company with a focus on Rx/Dx precision medicine solutions to treat patients with aggressive (metastatic) cancer. From 2008 through February 2012, Mr. Schneiderman was Vice President of Investment Banking at Burnham Hill Partners LLC, a boutique investment bank providing capital raising, advisory and merchant banking services primarily in the healthcare and biotechnology industries. From 2004 through 2008, Mr. Schneiderman served in various roles and increasing responsibilities, including as Vice President of Investment Banking at Burnham Hill Partners, a division of Pali Capital, Inc. Previously, Mr. Schneiderman worked at H.C. Wainwright & Co., Inc. in 2004 as an investment banking analyst. Mr. Schneiderman holds a bachelor’s degree in economics from Tulane University.

Non-Employee Directors

Prof. Lawrence Steinman has served on our Board since August 2020. Prior to joining Pasithea, he served on the Board of Centocor from 1989 to 1998, the Board of Neurocine Biosciences from 1997 to 2005, the Board of Atreca from 2010 to 2019, the Board of BioAtla from 2016 to the present, and the Board of Tolerion from 2013 to 2021. He is currently the George A. Zimmermann Endowed Chair in the Neurology Department at Stanford University and previously served as the Chair of the Interdepartmental Program in Immunology at Stanford University Medical School from 2003 to 2011. He is an elected member of the National Academy of Medicine and the National Academy of Sciences. He also founded the Steinman Laboratory at Stanford University, which is dedicated to understanding the pathogenesis of autoimmune diseases, particularly multiple sclerosis and neuromyelitis optica. He received the Frederic Sasse Award from the Free University of Berlin in 1994, the Sen. Jacob Javits Award from the U.S. Congress in 1988 and 2002, the John Dystel Prize in 2004 from the National MS Society in the U.S., the Charcot Prize for Lifetime Achievement in Multiple Sclerosis Research in 2011 from the International Federation of MS Societies and the Anthony Cerami Award in Translational Medicine by the Feinstein Institute of Molecular Medicine in 2015. He also received an honorary Ph.D. at the Hasselt University in 2008 and from the University of Buenos Aires in 2022. He received his BA (physics) from Dartmouth College in 1968 and his MD from Harvard University in 1973. He also completed a fellowship in chemical immunology at the Weizmann Institute (1974 - 1977) and was an intern and resident at Stanford University Medical School (1973-1974; 1977-1980). We believe that Prof. Steinman is qualified to serve on our Board due to his extensive background in medicine and his experience as a board member in the life sciences industry.

Simon Dumesnil has served on our Board since April 2021. He is currently a Managing Partner and Director of Dunraven Capital Partners Limited, an investment management advisory company incorporated in the U.K. that focuses on investments in Eastern European corporate distressed credits and structured products. From 2013 to 2018, Mr. Dumesnil served as Managing Director and Head of the Structured Financing Group Americas at UBS Securities LLC. In this role, he was responsible for managing the structured financing trading book in the USA and LATAM, overseeing a portfolio of financing positions across various fixed income products including corporate syndicated and middle-market loans, corporate bonds, real estate loans, and CMBS/RMBS/CLO/ABS, as well as LATAM Sovereign. Prior to this, Mr. Dumesnil was the Managing Director and Co-Head of the Private-Side Structuring Group EMEA at UBS AG from 2010 to 2013. In these roles, he was responsible for arranging structured solution transactions and acquisitions for the Financial Institutions Group (FIG) and Special Situation Group (SSG) and co-headed the illiquid financing business. From 2009 to 2010, Mr. Dumesnil served as the Chief Investment Officer at Bluestone Capital Management, where he managed investments in distressed assets across Europe. Between 2008 and 2009, Mr. Dumesnil was a Director at Lehman Brothers Holding Inc., where he was responsible for restructuring and unwinding Lehman Brothers Special Financing Inc.’s derivative book post-bankruptcy. From 2003 to 2008, Mr. Dumesnil was a Director at Lehman Brothers International (Europe). Mr. Dumesnil holds a Master of Science in Banking and International Finance from Cass Business School and a Bachelor in Business and Administration from École des Hautes Études Commerciales (HEC). Throughout his career, Mr. Dumesnil has advised on and underwritten corporate risk related to companies across various industries and jurisdictions. He possesses extensive knowledge in corporate restructuring and capital structure optimization for companies at different stages of their business life cycle. His experience as Chief Investment Officer during the launch and growth phases of a financial services and technology company provides valuable insights for our Company. We believe that Mr. Dumesnil is qualified to serve on our Board due to his extensive management and investment experience, as well as his expertise in corporate restructuring and capital structure optimization.

Dr. Emer Leahy has served on our Board since June 2021. Dr. Leahy received her Ph.D. in neuropharmacology from University College Dublin, Ireland in 1990, and her MBA from Columbia University in 2000. She has been with PsychoGenics Inc., a preclinical CNS service company, since 1999 and is currently serving as its chief executive officer and is responsible for compensation recommendations companywide. Prior to her appointment as the chief executive officer, where she is responsible for compensation recommendations companywide. Prior to her appointment as chief executive officer, she was the vice president of business development. Dr. Leahy is also the chief executive officer of PGI Drug Discovery LLC, a company engaged in psychiatric drug discovery with five partnered clinical programs including one in Phase III. Additionally, Dr. Leahy served as a member of both the compensation committee and the audit committee of Bright Minds Biosciences Inc. (NASDAQ: DRUG), a biotech company, until April 2022. Since 2016, Dr. Leahy has served as a member of the board of directors of Intensity Therapeutics, Inc.. With more than 30 years of experience in drug discovery, clinical development and business development for pharmaceutical and biotechnology companies, Dr. Leahy possesses extensive knowledge of technology assessment, licensing, mergers and acquisitions, and strategic planning. She is also an Adjunct Associate Professor of Neuroscience at Mount Sinai School of Medicine. Dr. Leahy has also served on the Emerging Companies Section Governing Board for the Board of the Biotechnology Industry Organization, the Business Review Board for the Alzheimer’s Drug Discovery Foundation, and the Scientific Advisory Board of the International Rett Syndrome Foundation. She also currently serves on the Board of PsychoGenics Inc, the Board of Intensity Therapeutics, and is the Chair of the Board of Trustees of BioNJ. We believe that Dr. Leahy is qualified to serve on our Board due to her extensive pharmaceutical, biotechnology and business background, which provides valuable insights and expertise to the Company.

Alfred Novak has been a member of our Board since September 2022, bringing financial acumen and expertise in the pharmaceutical and medical device industries. He has held leadership positions as a Chief Executive Officer and Chief Financial Officer of public and private companies and has served on several boards of directors. Between October 2007 and June 2022, Mr. Novak served as a director, Audit Committee Chair, and Compensation Committee member of LivaNova Plc (NASDAQ: LIVN) (and its predecessor company, Cyberonics, Inc.), a publicly held, medical device company. Mr. Novak was actively involved in several acquisitions, disposals and start-up companies during his career. Mr. Novak has an MBA from the Wharton School of the University of Pennsylvania with a concentration in Healthcare and Finance. He holds a BS from the United States Merchant Marine Academy. We believe Mr. Novak is qualified to serve on our Board due to his extensive experience as a Chief Executive Officer, in financial management, strategic planning, international operations, product development, regulatory process and commercialization in the pharmaceutical and medical device industries.

CORPORATE GOVERNANCE

Board Composition and Election of Directors

Our Board currently consists of five members. Under our Bylaws, the number of directors who shall constitute the Board shall equal not less than 1 nor more than 10, as the Board or majority stockholders may determine by resolution from time to time.

Board of Director Meetings

Our Board met five times in fiscal 2024. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings of stockholders. One member of the Board attended the Company’s 2024 annual meeting of stockholders.

Director Independence

Our Board has determined that Simon Dumesnil, Dr. Emer Leahy and Alfred Novak are all “independent” as that term is defined under the rules of The Nasdaq Stock Market LLC (“Nasdaq”). Our Board has determined that due to Tiago Reis Marques’ employment as an executive officer of the Company, he currently has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, such that he is not “independent” as that term is defined under the rules of the Nasdaq. Our Board has also determined that beginning as of June 21, 2022, due to the Company’s transaction with Alpha-5 integrin, LLC, a Delaware limited liability company (“Alpha-5”), Lawrence Steinman has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, such that he is not “independent” as that term is defined under the Nasdaq rules.

Notwithstanding the foregoing, the Board determined, due to exceptional and limited circumstances, that Prof. Lawrence Steinman’s membership on the Nominating and Corporate Governance Committee and the Compensation Committee during the period beginning on June 21, 2022 until March 30, 2023 was required by the best interests of the Company and its stockholders due to his extensive experience with the Company’s operations as a founding member, his prior involvement with our compensation practices and director recruitment process as a member of the Compensation Committee and the Nominating and Corporate Governance Committee, while the Company searched for and engaged a new, appropriately qualified independent board member to replace him. Further, the Board determined, due to exceptional and limited circumstances, that Prof. Lawrence Steinman’s membership on the Audit Committee during the period beginning on June 21, 2022 until September 14, 2022 was required by the best interests of the Company and its stockholders due to his extensive experience with the Company’s operations as a founding member. Upon Mr. Novak’s appointment to the Board and the Audit Committee in September 2022, the Board decided it was no longer necessary to have Prof. Lawrence Steinman serve on the Audit Committee. Further, after an appropriate period of time to allow for Mr. Novak to become familiar with the Company’s operations, compensation and recruitment policies, in March 2023 the Board decided it was appropriate to appoint Mr. Novak to the Compensation Committee and to the Nominating and Corporate Governance Committee, making it no longer necessary to have Prof. Lawrence Steinman serve on these committees.

Board Elections

In accordance with the terms of our Certificate and Bylaws, our Board is divided into three classes; Class I, Class II and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Our directors are divided among the three classes as follows:

●	The Class I director is Dr. Emer Leahy; her term will expire at the 2027 annual meeting of stockholders;

●	The Class II directors are Alfred Novak and Simon Dumesnil; their terms will expire at the Annual Meeting; and

●	The Class III directors are Dr. Tiago Reis Marques and Prof. Lawrence Steinman; their terms will expire at the 2026 annual meeting of stockholders.

We expect that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Our Certificate and Bylaws provide that the authorized number of directors may be changed only by resolution of our Board. Our Certificate and Bylaws also provide that our directors may be removed only for cause, and that any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office, even if less than a quorum, or by a sole remaining director.

Board Leadership Structure

The positions of our Chairman of the Board and Chief Executive Officer are separated. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead our Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the Chief Executive Officer must devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as our Board’s oversight responsibilities continue to grow. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. Our Board believes its administration of its risk oversight function has not affected its leadership structure.

Our corporate governance guidelines provide that, if the Chairman of the Board is a member of management or does not otherwise qualify as independent, the independent directors of the Board may elect a lead director. The lead director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the chairman is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chief Executive Officer and Chairman of the Board. Our corporate governance guidelines further provide the flexibility for our Board to modify our leadership structure in the future as it deems appropriate.

Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.

We believe this leadership structure and division of responsibilities effectively addresses the risks facing the Company.

Board Committees

We currently have three committees of the Board and have adopted charters for such committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each committee’s charter is available under the Corporate Governance section of our website at www.pasithea.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.

Audit Committee. The Audit Committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

●	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

●	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

●	coordinating our Board’s oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

●	discussing our risk management policies;

●	meeting independently with our internal auditing staff, if any, registered public accounting firm and management;

●	reviewing and approving or ratifying any related person transactions; and

●	preparing the Audit Committee report required by SEC rules.

The members of our Audit Committee are Simon Dumesnil (chairperson), Dr. Emer Leahy and Alfred Novak. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Simon Dumesnil is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the Audit Committee must also meet heightened independence standards. Our Board has determined that Simon Dumesnil (chairperson), Dr. Emer Leahy and Alfred Novak are independent within the meaning of the rules and regulations of Nasdaq and Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. Our Audit Committee met four times in fiscal 2024.

Compensation Committee. The Compensation Committee’s responsibilities include:

●	reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;

●	overseeing and administering our cash and equity incentive plans;

●	reviewing and making recommendations to our Board with respect to director’s compensation;

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and

●	preparing the annual Compensation Committee report required by SEC rules, to the extent required.

The members of our Compensation Committee are Dr. Emer Leahy (chairperson), Alfred Novak and Simon Dumesnil. Each of the members of our Compensation Committee is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. Our Compensation Committee met one time in fiscal 2024.

Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our Compensation Committee then reviews the recommendations and other data. Our Compensation Committee makes decisions as to total compensation for each executive officer other than the chief executive officer, although it may instead, in its discretion, make recommendations to our Board regarding executive compensation for its approval. Our Board makes decisions as to total compensation for our Chief Executive Officer.

Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. In 2024, our Compensation Committee did not retain any compensation advisors.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s responsibilities include:

●	identifying individuals qualified to become Board members;

●	recommending to our Board the persons to be nominated for election as directors and to each Board committee;

●	developing and recommending to our Board corporate governance guidelines, and reviewing and recommending to our Board proposed changes to our corporate governance guidelines from time to time; and

●	overseeing a periodic evaluation of our Board.

The members of our Nominating and Corporate Governance Committee are Alfred Novak (chairperson), Dr. Emer Leahy and Simon Dumesnil. Each of the members of our Nominating and Corporate Governance Committee is an independent director under the applicable rules and regulations of Nasdaq relating to nominating and corporate governance committee independence. The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. Our Nominating and Corporate Governance Committee met one time in fiscal 2024.

In evaluating the suitability of individual candidates (both new candidates and current board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to our industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of our operations; diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. We evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholder Recommendations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and backgrounds to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our Bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below. Stockholders who wish to recommend a candidate for nomination should contact our Secretary in writing and provide the following information:

●	the name and address of the stockholder and the beneficial owner, if any;

●	a representation that the stockholder is a record holder of the Company’s securities entitled to vote at the annual meeting of stockholders upon such nomination and intends to appear in person or by proxy at such annual meeting to propose such nomination;

●	the name, age, business and residential address, and principal occupation or employment of the proposed director candidate;

●	a description of any arrangements or understandings between the proposed director candidate and any other person or entity other than the Company; and

●	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139, Attention: Secretary.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is a current or former officer or employee. None of our executive officers served as a director or a member of a Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our Compensation Committee during the last completed fiscal year.

Corporate Code of Conduct and Ethics

Our Board has adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Copies of our Corporate Code of Conduct and Ethics are available, without charge, upon request in writing to Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139, Attn: Secretary and are posted on the investor relations section of our website, which is located at www.pasithea.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. We also intend to disclose any amendments to the Corporate Code of Conduct and Ethics, or any waivers of its requirements, on our website.

Anti-Hedging Policy

Pursuant to our Insider Trading Policy, our directors and executives are prevented from engaging in hedging or monetization transactions (including but not limited to prepaid variable forwards, equity swaps, puts, calls, collars, and other derivative instruments), as such transactions allow individuals to continue to own our securities without the full risks and rewards of ownership and as a result, not have the same objectives as other stockholders.

Insider Trading Policies

We have adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. In addition, with regard to the Company’s trading in its own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements in all respects.

EXECUTIVE COMPENSATION

The following table shows the total compensation paid or accrued during the last two fiscal years ended December 31, 2024 to our Chief Executive Officer and Chief Financial Officer. As of December 31, 2024, there were no other executive officers who earned more than $100,000 during the fiscal year ended December 31, 2024 and were serving as executive officers as of such date (the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Tiago Reis Marques (2)	2024	450,000	-	22,241	167,818	-	640,059
Chief Executive Officer	2023	450,000	30,000	57,347	-	-	537,347
Daniel Schneiderman (3)	2024	330,000	-	-	100,223	-	430,223
Chief Financial Officer	2023	330,000	15,939	-	-	-	345,939
Graeme Currie (4)	2024	386,535	-	-	48,276		434,811
Chief Development Officer	2023	330,647	15,970	-	98,247	-	444,864

(1)	In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of the option awards granted to the named executive, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense for the Company that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance.

(2)	Dr. Marques has served as Director and Chief Executive Officer since August 2020. Total compensation for 2024 for Dr. Marques includes i) $22,241 for stock awards representing the grant date fair value of the issuance of 4,168 shares of Common Stock pursuant to the vesting of RSUs originally issued in December 2021 and ii) $167,818 for the issuance of stock options to purchase 26,669 shares of Common Stock in March 2024. Total compensation for 2023 for Dr. Marques includes $57,347 for stock awards representing the grant date fair value of the issuance of 5,832 shares of Common Stock pursuant to the vesting of RSUs originally issued in December 2021.

(3)	Mr. Schneiderman was hired as Chief Financial Officer of the Company on October 11, 2022. Total compensation for 2024 for Mr. Schneiderman includes $100,223 for the issuance of stock options to purchase 15,927 shares of Common Stock in March 2024.

(4)	Dr. Currie resigned as Chief Development Officer effective as of November 15, 2024.

Outstanding Equity Awards at December 31, 2024

The following table summarizes, for each of our Named Executive Officers, the number of shares of our Common Stock underlying outstanding stock options held as of December 31, 2024:

		Option Awards					Stock Awards
Name		Grant Date	Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested	Market Value of Units of Stock That Have Not Vested
Tiago Reis Marques, Chief Executive Officer	(1)	12/20/2021	10,000	-	$28.80	12/20/2031	-	$-
	(2)	03/1/24	11,669	15,000	$8.13	3/1/2034	-	$-
Daniel Schneiderman, Chief Financial Officer	(3)	10/11/2021	10,000	5,000	$25.20	10/11/2031	-	$-
	(4)	3/1/2024	5,927	10,000	$8.13	3/1/2034	-	$-
Graeme Currie, Chief Development Officer	(5)	2/24/2023	11,250	-	$9.82	2/24/2033	-	$-
	(6)	03/1/24	5,938	-	$8.13	3/1/2034	-	$-

(1)	Under the terms of Dr. Marques’ Executive Employment Agreement, on December 20, 2021, he received (i) a grant of 10,000 stock options at an exercise price equal to the closing price of the Company’s Common Stock on the grant date and (ii) a grant of 10,000 restricted stock units (“RSUs”). Dr. Marques’ stock options and RSUs each vest over three years, with one-third vesting 12 months after the grant date, and the remainder vesting in equal tranches quarterly for two years thereafter.

(2)	Under the terms of the Company’s 2023 Incentive Plan, Dr. Marques received a grant of 26,669 stock options at an exercise price equal to the closing price of the Company’s Common Stock on the grant date. 11,669 shares vested immediately and 5,000 shares vested on February 28, 2025 and then 10,000 shares vest in equal quarterly tranches for each of the two years thereinafter.

(3)	Under the terms of Mr. Schneiderman’s Executive Employment Agreement, on October 11, 2022, he received a grant of 15,000 stock options at an exercise price equal to the closing price of the Company’s Common Stock on the grant date. Mr. Schneiderman’s stock options each vest over three years, with one-third vesting one year after the grant date, one-third vesting two years after the grant date and the one-third vesting three years after the grant date.

(4)	Under the terms of the Company’s 2023 Incentive Plan, Mr. Schneiderman received a grant of 15,927 stock options at an exercise price equal to the closing price of the Company’s Common Stock on the grant date. 5,927 shares vested immediately 3,334 shares vested on February 28, 2025 and 6,666 shares vest in equal quarterly tranches for each of the two years thereinafter.

(5)	Under the terms of Dr. Currie’s Executive Employment Agreement, on February 24, 2023, he received a grant of 15,000 stock options at an exercise price equal to the closing price of the Company’s Common Stock on the grant date. 5,000 of Mr. Currie’s stock options vested on June 30, 2023 and the remaining 10,000 stock options were due to vest in equal quarterly tranches over each of the next two years. Upon Dr. Currie’s resignation on November 15, 2024, 3,750 unvested stock options were cancelled, and the 11,250 vested stock options were cancelled 90 days following Dr. Currie’s termination date on February 13, 2025.

(6)	Under the terms of the Company’s 2023 Incentive Plan, Dr. Currie received a grant of 5,938 stock options at an exercise price equal to the closing price of the Company’s Common Stock on the grant date. 5,938 shares vested immediately. The 5,938 vested stock options were cancelled 90 days following Dr. Currie’s termination date on February 13, 2025.

There were no option exercises by our Named Executive Officers during our fiscal years ended December 31, 2024 or 2023.

Employment Agreements with our Named Executive Officers

Employment Agreement with Dr. Tiago Reis Marques

On January 1, 2022, we entered into an employment agreement with Dr. Marques. Under the terms of Dr. Marques’ employment agreement, he holds the position of Chief Executive Officer and receives a base salary of $463,500 annually (effective April 1, 2025). In addition, Dr. Marques is eligible to receive an annual bonus, with a target amount equal to seventy-five percent (75%) of Dr. Marques’ annual base salary. The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Dr. Marques’ individual performance. Pursuant to the terms of his employment agreement, Dr. Marques is also eligible to participate in all incentive and deferred compensation programs available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

Pursuant to Dr. Marques’ employment agreement, Dr. Marques was paid $100,000 as a sign on bonus. We also issued to Dr. Marques stock options to purchase 10,000 shares of Common Stock under the Pasithea Therapeutics Corp. 2021 Stock Incentive Plan (the “2021 Incentive Plan”), with one-third of the total shares vesting on the 12-month anniversary of the grant date, and the remainder vesting in equal quarterly installments thereinafter. Further, we issued to Dr. Marques Restricted Stock Units exercisable for 10,000 shares of Common Stock, with one-third of the total shares underlying the RSUs vesting upon the 12-month anniversary of the grant date, with the remainder vesting in equal quarterly installments thereafter.

We may terminate Dr. Marques’ employment at any time with or without Cause (as that term is defined in Mr. Marques’ employment agreement) and with or without advance notice to Dr. Marques, and Dr. Marques may terminate his employment at any time for any reason upon providing 90 days’ written notice to the Company.

In the event we terminate Dr. Marques’ employment without Cause, we will pay Dr. Marques the equivalent of 12 months of his base annual salary in effect as of the date of termination, subject to standard payroll deductions and withholdings and Dr. Marques’ executing a release of claims against the Company. If we terminate Dr. Marques’ employment for any other reason, Dr. Marques will receive no compensation other than what he has earned at the time of the termination, and he will not be entitled to any severance benefits.

Employment Agreement with Daniel Schneiderman

On October 11, 2022, we entered into an employment agreement with Mr. Schneiderman. Under the terms of Mr. Schneiderman’ employment agreement, he holds the position of Chief Financial Officer and receives a base salary of $339,900 annually (effective April 1, 2025). In addition, Mr. Schneiderman is eligible to receive an annual bonus, with a target amount equal to thirty-five percent (35%) of Mr. Schneiderman’s annual base salary. The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Mr. Schneiderman’s individual performance. Pursuant to the terms of his employment agreement, Mr. Schneiderman is also eligible to participate in all incentive and deferred compensation programs available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

Pursuant to Mr. Schneiderman’s employment agreement, Mr. Schneiderman was paid $30,000 as a sign on bonus. We also issued to Mr. Schneiderman stock options to purchase 15,000 shares of Common Stock under our 2021 Incentive Plan, with one-third of the total shares vesting on the one year anniversary of the grant date, one-third of the total shares vesting on the two year anniversary of the grant date, and one-third of the total shares vesting on the three year anniversary of the grant date.

We may terminate Mr. Schneiderman’s employment at any time with or without Cause (as that term is defined in Mr. Schneiderman’s employment agreement) and with or without advance notice to Mr. Schneiderman, and Mr. Schneiderman may terminate his employment at any time for any reason upon providing 60 days’ written notice to the Company.

In the event we terminate Mr. Schneiderman’s employment without Cause, we will pay Mr. Schneiderman the equivalent of six months of his base annual salary in effect as of the date of termination, subject to standard payroll deductions and withholdings and Mr. Schneiderman’s executing a release of claims against the Company. His stock options will also accelerate and fully vest on his termination date. If we terminate Mr. Schneiderman’s employment for any other reason, Mr. Schneiderman will receive no compensation other than what he has earned at the time of the termination and he will not be entitled to any severance benefits.

Incentive Award Plans

2021 Incentive Plan

On July 15, 2021, our Board adopted the 2021 Incentive Plan, which plan was approved by our stockholders on July 15, 2021. Under the 2021 Incentive Plan, we were able to grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete. The 2021 Incentive Plan provided for the grant of non-qualified stock options, incentive stock options, restricted stock awards, RSUs, unrestricted stock awards, stock appreciation rights and other forms of stock-based compensation.

2023 Incentive Plan

On October 6, 2023, our Board adopted the 2023 Incentive Plan, and our stockholders approved the 2023 Incentive Plan at our 2023 annual meeting of stockholders on December 29, 2023 (the “Stockholder Approval Date”). As of the Stockholder Approval Date, no new grants of awards were made under the 2021 Incentive Plan and all new grants of awards will be made under the 2023 Incentive Plan. All unused shares of Common Stock reserved under our 2021 Incentive Plan and shares from outstanding awards that are canceled or forfeited under the 2021 Incentive Plan will be rolled over for issuance under the 2023 Incentive Plan. The 2023 Incentive Plan provides for the grant of non-qualified stock options, incentive stock options, restricted stock awards, RSUs, unrestricted stock awards, stock appreciation rights and other forms of stock-based compensation.

The foregoing descriptions of the 2021 Incentive Plan and the 2023 Incentive Plan are intended to be summaries only. These summaries are qualified in their entirety by the full text of the 2021 Incentive Plan and the 2023 Incentive Plan, copies of which are filed as exhibits to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and incorporated herein by reference.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. For further information, see “–Limitations on Liability and Indemnification Matters” below.

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions as set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved will be the lesser of $120,000 or 1% of assets the average of our total assets at year-end for the last two completed fiscal years, in any fiscal year and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to (i) whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated party; (ii) the extent of the related person’s interest in the transaction; (iii) the benefits to the Company; (iv) the impact on a director’s independence in the event the related person is a director, an immediately family member of a director or an entity in which a director is a partner, stockholder or executive officer; (v) the availability of other sources for comparable products or services; (vi) the terms of the transaction; and (vii) the terms available to unrelated third parties.

All related-party transactions may only be consummated if our Audit Committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or vote respecting approval or ratification of the transaction. However, such director may be counted in determining the presence of a quorum at a meeting of the Audit Committee that considers the transaction.

Limitations on Liability and Indemnification Matters

Our Certificate limits our directors’ liability to the fullest extent permitted under Delaware law, which prohibits our Certificate from limiting the liability of our directors for the following:

●	any breach of the director’s duty of loyalty to us or our stockholders;

●	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

●	unlawful payment of dividends or unlawful stock repurchases or redemptions; or

●	any transaction from which the director derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended.

Our Bylaws provide that we indemnify our directors and officers to the fullest extent permitted under Delaware law and that we shall have the power to indemnify our employees and agents to the fullest extent permitted by law. Our Bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether we would have the power to indemnify such person against such expense, liability or loss under the DGCL.

We have entered into indemnification agreements with our directors and officers, in addition to indemnification provided for in our Bylaws. These agreements, among other things, provide for indemnification of our directors and officers for expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by such persons in any action or proceeding arising out of this person’s services as a director or officer or at our request. We believe that these provisions in our Certificate and Bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.

The above description of the limitation of liability and indemnification provisions of our Certificate, our Bylaws and our indemnification agreements is not complete and is qualified in its entirety by reference to these documents, each of which is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The limitation of liability and indemnification provisions in our Certificate and Bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Director Compensation

The following table sets forth for each non-employee director that served as a director during the year ended December 31, 2024 certain information concerning his or her compensation for the year ended December 31, 2024:

Year Ended December 31, 2024

Name		Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($) (2)
Professor Lawrence Steinman	(3)	250,000	-	47,195	-	-	-	297,195
Simon Dumesnil	(4)	60,000	-	47,195	-	-	-	107,195
Dr. Emer Leahy	(5)	60,000	-	47,195	-	-	-	107,195
Alfred Novak	(6)	60,000	-	31,463	-	-	-	91,463

(1)	In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of the option awards granted to the named executive, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense for the Company that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 5 (Stockholders’ Equity) to our financial statements, which are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The aggregate number of shares of Common Stock underlying stock options outstanding as of December 31, 2024 held by each of Prof. Lawrence Steinman, Simon Dumesnil, Dr. Emer Leahy and Alfred Novak was 12,500, 12,500, 12,500 and 10,000, respectively.

(2)	All directors receive reimbursement for reasonable out of pocket expenses in attending Board meetings and for participating in our business.

(3)	Under the terms of the Company’s 2023 Incentive Plan, Dr. Steinman received a grant of 7,500 stock options at an exercise price of $8.13 per share, equal to the closing price of the Company’s Common Stock on the grant date of March 1, 2024.

(4)	Under the terms of the Company’s 2023 Incentive Plan, Mr. Dumesnil received a grant of 7,500 stock options at an exercise price of $8.13 per share, equal to the closing price of the Company’s Common Stock on the grant date of March 1, 2024.

(5)	Under the terms of the Company’s 2023 Incentive Plan, Dr. Leahy received a grant of 7,500 stock options at an exercise price of $8.13 per share, equal to the closing price of the Company’s Common Stock on the grant date of March 1, 2024.

(6)	Under the terms of the Company’s 2023 Incentive Plan, Mr. Novak received a grant of 5,000 stock options at an exercise price of $8.13 per share, equal to the closing price of the Company’s Common Stock on the grant date of March 1, 2024. $10,000 of the fees earned for services rendered during fiscal year 2024 will be paid in fiscal year 2025.

Compensation Policy for Non-Employee Directors

The material terms of the non-employee director compensation program, as it is currently contemplated, are summarized below.

The non-employee director compensation program provides for annual retainer fees and/or long-term equity awards for our non-employee directors. Each non-employee director is eligible to receive an annual retainer of $50,000 plus an additional $10,000 for each Board committee that he or she chairs. A non-employee director serving as Chairman of the Board is eligible to receive an additional annual retainer of $100,000. Additionally, upon joining the Board, non-employee directors are eligible to receive stock options to purchase 5,000 shares of Common Stock, with 50% of the shares subject to the options vesting after the first year of service and 50% vesting after the second year.

Compensation under our non-employee director compensation policy is subject to the annual limits on non-employee director compensation set forth in the 2023 Incentive Plan, as described above. Our Board or an authorized committee may modify the non-employee director compensation program from time to time in the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, subject to the annual limit on non-employee director compensation set forth in the 2023 Incentive Plan. As provided in the 2023 Incentive Plan, our Board or its authorized committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board or its authorized committee may determine in its discretion.

Consulting Agreement with Prof. Lawrence Steinman

A consulting agreement between us and Prof. Lawrence Steinman (the “Steinman Consulting Agreement”) memorializes the compensation arrangements pursuant to which Prof. Steinman has been compensated for his services to our Company, as previously disclosed in our public filings. Pursuant to the Steinman Consulting Agreement, Prof. Steinman provides a variety of consulting and advisory services relating principally to the clinical and commercial development of our product candidates, including our research and development strategy through all phases of discovery and preclinical development, identifying potential partners for our pre-clinical assets, and business development efforts related to our pre-clinical assets, among other things. Pursuant to the Steinman Consulting Agreement, Prof. Steinman receives $25,000 per quarter for his services.

The Company’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Nonpublic Information

We do not have any formal policy that requires us to grant, or avoid granting, equity-based compensation to our executive officers at certain times. Consistent with our annual compensation cycle, the Compensation, Corporate Governance and Nominating Committee has for several years granted annual equity awards to its executive officers and directors at the start of the new fiscal year. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of equity awards, including stock options, occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

No stock options were issued to executive officers in fiscal year 2024 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Holders and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of July 22, 2025 by:

●	each of our Named Executive Officers;

●	each of our directors; and

●	all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined in accordance with the rules issued by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them, subject to any community property laws.

Percentage ownership of our Common Stock is based on 7,443,577 shares of Common Stock outstanding as of July 22, 2025. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, restricted units, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of July 22, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

To calculate a stockholder’s percentage of beneficial ownership of Common Stock, we must include in the numerator and denominator those shares of Common Stock, as well as those shares of Common Stock underlying options, warrants and convertible securities, that such stockholder is considered to beneficially own. Shares of Common Stock, and Common Stock underlying options, warrants and convertible securities, held by other stockholders, however, are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership of each of the stockholders may be different.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

	Beneficial Ownership Common Stock
Name of Beneficial Owner	Shares (1)	% (2)
5% or Greater Stockholders
CVI Investments, Inc. (3)	736,914	9.9%
Named Executive Officers and Directors:
Dr. Tiago Reis Marques (4)	69,170	*
Daniel Schneiderman (5)	20,927	*
Prof. Lawrence Steinman (6)	83,858	1.1%
Dr. Emer Leahy (7)	7,500	*
Simon Dumesnil (8)	10,000	*
Alfred Novak (9)	10,167	*
Dr. Graeme Currie (10)	-	*
All Current Directors and Executive Officers as a group (6 persons) (11)	201,622	2.7%

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. All entries exclude beneficial ownership of shares issuable pursuant to warrants, options or other derivative securities that have not vested or that are not otherwise exercisable as of the date hereof or which will not become vested or exercisable within 60 days.

(2)	Percentages are rounded to the nearest tenth of a percent. Percentages are based on 7,443,577 shares of Common Stock outstanding as of July 22, 2025. Warrants, stock options or other derivative securities that are presently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

(3)	Percentage ownership information is based on information disclosed in a statement on Schedule 13G filed with the SEC on May 12, 2025 on behalf of CVI Investments, Inc. and Heights Capital Management, Inc. The business address for CVI Investments, Inc. is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands. The business address for Heights Capital Management, Inc. is 101 California Street, Suite 3250, San Francisco, California 94111.

(4)	Includes (i) 40,001 shares of Common Stock and (ii) 29,169 shares of Common Stock issuable upon exercise of vested stock options. Excludes 7,500 unvested options.

(5)	Includes 20,927 shares of Common Stock issuable upon exercise of vested stock options. Excludes 10,000 unvested stock options.

(6)	Includes (i) 66,358 shares of Common Stock, (ii) 10,000 shares of Common Stock issuable upon exercise of warrants; and (iii) 7,500 shares of Common Stock issuable upon exercise of vested stock options. Excludes 5,000 unvested stock options.

(7)	Includes 7,500 shares of Common Stock issuable upon exercise of vested stock options. Excludes 5,000 unvested stock options.

(8)	Includes (i) 2,500 shares of Common Stock and (ii) 7,500 shares of Common Stock issuable upon exercise of vested stock options. Excludes 5,000 unvested stock options.

(9)	Includes (i) 3,500 shares of Common Stock and (ii) 6,667 shares of Common Stock issuable upon exercise of vested stock options. Excludes 3,333 unvested stock options.

(10)	Dr. Currie resigned from his position as Chief Development Officer effective as of November 15, 2024. As of the date of his resignation, he held no shares of Common Stock and all vested stock options held by Dr. Currie have been cancelled as of July 22, 2025.

(11)	Excludes Dr. Graeme Currie.

Securities Authorized for Issuance Under Existing Equity Compensation Plans

The following table summarizes certain information regarding our equity compensation plans as of December 31, 2024, including our 2021 Incentive Plan and our 2023 Incentive Plan. Upon the adoption by our stockholders of the 2023 Plan on December 19, 2023, all unused shares of Common Stock reserved under our 2021 Incentive Plan, and shares from outstanding awards that are canceled or forfeited under the 2021 Incentive Plan, are available for issuance under the 2023 Incentive Plan:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options (2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	182,034	$21.17	101,609
Equity compensation plans not approved by security holders	-	$-	-
Total	182,034	$-	101,609

(1)	Consists of stock options exercisable for 82,500 shares of Common Stock outstanding under the 2021 Incentive Plan and 99,534 shares of Common Stock outstanding under the 2023 Incentive Plan. Excludes 101,609 shares available under the 2023 Incentive Plan. Also excludes 1,750,000 additional shares that may be available under the 2023 Incentive Plan if stockholders approve the 2023 Incentive Plan Amendment Proposal.

(2)	The number of shares of Common Stock available for grant and issuance under the 2023 Incentive Plan is subject to an automatic annual increase on January 1 of each year beginning on January 1, 2024 by an amount equal to 3% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Transactions with Related Persons

Except as set out below, as of January 1, 2023, there have been no transactions, or currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest:

●	any director or executive officer of our company;

●	any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of Common Stock;

●	any promoters and control persons; and

●	any member of the immediate family (including spouse, parents, children, siblings and in laws) of any of the foregoing persons.

Pursuant to our Audit Committee charter, the Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any parties related to us have or will have a direct or indirect material interest.

The following includes a summary of transactions since January 1, 2023 to which we have been a party in which the amount involved will be the lesser of $120,000 or 1% of our assets, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

Related Party Transactions

PsychoGenics, Inc.

In April 2023 we entered into a contract with PsychoGenics, Inc. (“PsychoGenics”) for the conduct of one of our preclinical studies. PsychoGenics is a contract manufacturing organization with extensive preclinical experience in CNS and orphan disorders. Pursuant to the contract, we made aggregate payments to PsychoGenics totaling approximately $0.3 million over the term of the contract. The contract was completed in September 2023.

Dr. Emer Leahy, a member of our Board, is the current Chief Executive Officer and a less than 5% owner of PsychoGenics.

Consulting Agreement with Prof. Lawrence Steinman

The Steinman Consulting Agreement memorializes the compensation arrangements pursuant to which Prof. Steinman has been compensated for his services to our Company, as previously disclosed in our public filings. Pursuant to the Steinman Consulting Agreement, Prof. Steinman provides a variety of consulting and advisory services relating principally to the clinical and commercial development of our product candidates, including our research and development strategy through all phases of discovery and preclinical development, identifying potential partners for our pre-clinical assets, and business development efforts related to our pre-clinical assets, among other things. Pursuant to the Steinman Consulting Agreement, Prof. Steinman receives $25,000 per quarter for his services.

Named Executive Officers and Current Directors

For information regarding compensation for our Named Executive Officers and current directors, see “Executive Compensation.”

Director Independence

See “Executive Officers, Non-executive employees and directors — Director Independence” and “Executive Officers, Non-executive employees and directors — Board Committees” above.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed CBIZ as our independent registered public accounting firm for our fiscal year ending December 31, 2025. We are asking our stockholders to ratify this appointment.

SEC regulations and the Nasdaq listing standards require our Audit Committee to engage, retain, and supervise our independent registered public accounting firm. Our Audit Committee annually reviews our independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. Although stockholder ratification is not required by applicable law nor by our Bylaws, we are submitting our selection of CBIZ as our independent registered public accounting firm as a matter of good corporate governance.

We expect that a representative of CBIZ will be present at the Annual Meeting, that the representative will have the opportunity to make a statement if he or she so desires, and that he or she will be available to respond to appropriate questions. We do not expect that a representative of Marcum LLP will be present at the Annual Meeting.

Marcum LLP served as the Company’s independent registered public accounting firm from 2021 until April 23, 2025. As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on April 25, 2025, based on information provided by Marcum LLP, CBIZ acquired the attest business of Marcum LLP, effective November 1, 2024. Marcum LLP continued to serve as the Company’s independent registered public accounting firm through April 23, 2025. On April 23, 2025, the Company dismissed Marcum LLP as the Company’s independent registered accounting firm and, with the approval of the Audit Committee of the Company’s Board of Directors, engaged CBIZ as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The reports of Marcum LLP regarding the Company’s financial statements for the fiscal years ended December 31, 2024 and December 31, 2023 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the inclusion in each of an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and December 31, 2023, and the subsequent interim period through April 23, 2025, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which would have caused it to make reference to the subject matter of such a disagreement in connection with its audit reports on the Company’s financial statements for such years and (b) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weakness related to the review of the annual income tax provision prepared by a third-party firm during the audit process for the Company’s fiscal year ended December 31, 2023 and the lack of effective controls to sufficiently review the completeness and accuracy of the annual tax provision in footnotes to the Company’s financial statements for the year ended December 31, 2023, which was identified in connection with the Company’s preparation of its financial statements for the fiscal year ended December 31, 2024 and remediated as of December 31, 2024.

During the fiscal years ended December 31, 2024 and December 31, 2023, and through April 23, 2025, neither the Company nor anyone on the Company’s behalf consulted with CBIZ regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ on the Company’s financial statements, and CBIZ did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

This Auditor Ratification Proposal will be approved with the affirmative vote of a majority of the votes cast at the Annual Meeting. You may vote “for” or “against,” or abstain from voting on, the Auditor Ratification Proposal. As a result, abstentions and “broker non-votes”, if any, will have no effect on the outcome of the Auditor Ratification Proposal. However, as indicated above, since we believe the Auditor Ratification Proposal will be considered a “routine” matter, we do not expect that any broker non-votes will occur on the Auditor Ratification Proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CBIZ AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2025.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Board has appointed CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025. However, as described above, Marcum LLP served as our independent registered public accounting firm for the fiscal years ended December 31, 2024 and December 31, 2023. The following table sets forth the fees billed to the Company for professional services rendered by Marcum LLP for the years ended December 31, 2024 and December 31, 2023:

	Year Ended December 31,
Services:	2024	2023
Audit Fees (1)	$222,800	$252,173
Audit-Related Fees (2)	48,248	70,695
Tax Fees	-	-
All Other Fees	-	-
Total fees	$271,048	$322,868

(1)	Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits.

(2)	Audit related fees consisted principally of procedures related to regulatory filings in 2024 and 2023.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to the engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.	Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.	Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.	Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

All services rendered by Marcum LLP in our fiscal years ended December 31, 2024 and 2023 were pre-approved by our Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2024 with management.

The Audit Committee has discussed with our independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and SEC.

The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that our audited financial statements be included in our fiscal 2024 Annual Report on Form 10-K for filing with the SEC.

The Audit Committee has also appointed CBIZ as the Company’s independent registered public accounting firm for Fiscal Year 2025.

Respectfully submitted,
THE AUDIT COMMITTEE
Simon Dumesnil Emer Leahy Alfred Novak

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE 2023 INCENTIVE PLAN TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES OF COMMON STOCK WHICH SHALL BE AUTHORIZED FOR ISSUANCE THEREUNDER by 1,750,000 shares to 2,014,221 SHARES

General

Equity-based compensation is a key component to our pay philosophy in order to:

●	enable the Company to attract and retain the types of employees, officers, non-employee directors and other individual service providers who will contribute to our long-term success; and

●	provide incentives that align the interests of our employees, officers, non-employee directors and other individual service providers with those of our stockholders and that drive exceptional performance to achieve our business priorities.

The general purpose of the 2023 Incentive Plan is to provide a means whereby our eligible employees, officers, non-employee directors and other individual service providers (including consultants, advisors and prospective employees, officers, non-employee directors, consultants and advisors) develop a sense of proprietorship and personal involvement in the development and the financial success of our Company and to encourage them to devote their best efforts to the business of our Company, thereby advancing the interests of our Company and our stockholders. We, by means of the 2023 Incentive Plan, seek to attract and retain the services of these eligible persons and to provide incentives for these persons to exert maximum efforts for the success of our Company.

Our Board believes that the granting of stock options, restricted stock awards and similar kinds of equity-based compensation promotes continuity of management and increases incentive and personal interest in the welfare of our Company by those who are primarily responsible for shaping and carrying out our long-term plans and securing our growth and financial success. On July 14, 2025, our Board approved an amendment to increase the number of shares of Common Stock authorized for issuance under the 2023 Incentive Plan from 264,221 shares to 2,014,221 shares (the “Plan Amendment”). Such figures do not give effect to the proposed Reverse Split (as defined below). If our stockholders approve the Reverse Split Proposal and our Board decides to implement the Reverse Split, such figures will be proportionately adjusted based on the Final Reverse Split Ratio (as defined below), as more fully described in the Reverse Split Proposal. The Board directed that the Plan Amendment be submitted to the stockholders for approval at the Annual Meeting. A copy of the Plan Amendment is attached as Annex A.

If our stockholders do not approve this “2023 Incentive Plan Amendment Proposal,” the Company will continue to operate the 2023 Incentive Plan under its current provisions.

Reasons for the Proposed Plan Amendment

Our Board unanimously recommends that you vote FOR the 2023 Incentive Plan Amendment Proposal, including for the following reasons:

●	The ability to provide equity-based compensation to employees, officers, non-employee directors and other individual service providers is essential based on our liquidity position.

●	We may face significant retention risk with employees, officers, non-employee directors and other individual service providers if we are not able to provide competitive equity-based compensation awards.

●	Our future success depends on our continued ability to attract, recruit, motivate and retain high-quality talent. Being able to continue to provide equity-based incentives is critical to achieving this success as we compete for talent in an industry in which equity compensation is market practice and is expected by existing personnel and prospective candidates. Equity awards are intended to motivate high performance levels and to align the interests of our employees, officers, non-employee directors and other individual service providers with those of our stockholders by giving such individuals an equity stake in our Company and by providing a means of recognizing such individuals’ contributions to our success. Our Board also believes that equity awards are necessary to remain competitive in our industry and are essential in a competitive labor market and industry to attracting, recruiting, motivating and retaining the highly qualified employees who help us meet our goals.

●	The additional share authorization being sought is necessary to help ensure that we have a sufficient number of shares authorized, reserved for issuance, and available to appropriately compensate our employees, officers, non-employee directors and other individual service providers under the 2023 Incentive Plan. The current number of shares remaining available for grant under the 2023 Incentive Plan is insufficient for this purpose.

●	In determining the number of additional shares to be reserved for issuance under the 2023 Incentive Plan, the Board reviewed market, industry and compensation peer group practices and data. The Board determined that the 2023 Incentive Plan does not provide sufficient share authorization to appropriately compensate our employees, officers, non-employee directors and other individual service providers for a duration comparable to that of the equity incentive plans of similarly situated companies. We believe the 2023 Incentive Plan Amendment Proposal will remedy this by both meeting our specific needs and positioning us to be in line with the equity incentive plan share authorization levels at similarly situated companies.

Stockholders are being asked to approve the 2023 Incentive Plan Amendment Proposal in accordance with Nasdaq Stock Market LLC requirements.

Overview of the Plan Amendment

The 2023 Incentive Plan initially reserved 125,000 shares of our Common Stock (after adjustment for the reverse stock split we effected on January 2, 2024). After taking into account increases under the 2023 Incentive Plan’s “evergreen” provision (described below) on January 1, 2024 and January 1, 2025 of 31,254 shares and 41,828 shares, respectively, and unused shares under the 2021 Incentive Plan that “rolled into” the 2023 Incentive Plan, as of July 22, 2025, there were 264,221 shares of our Common Stock reserved for issuance under the 2023 Incentive Plan, of which 90,068 shares were subject to outstanding awards. As a result, as of July 22, 2025, there were 174,153 shares of Common Stock available for future issuance under the 2023 Incentive Plan, excluding shares of Common Stock subject to the Plan Amendment.

Our Board believes the number of shares that remain available for awards under the 2023 Incentive Plan is insufficient for us to be able to attract, recruit, motivate and retain employees, officers, non-employee directors and other service providers and meet the other objections of the Company described above. The Plan Amendment increases the overall share limit from 264,221 shares of Common Stock to 2,014,221 shares of Common Stock. Such figures do not give effect to the proposed Reverse Split. If our stockholders approve the Reverse Split Proposal and our Board decides to implement the Reverse Split, such figures will be proportionately adjusted based on the Final Reverse Split Ratio, as more fully described in the Reverse Split Proposal. Whether or not the Plan Amendment is approved by our stockholders, the number of shares of Common Stock available for issuance under the 2023 Incentive Plan will continue to be subject to the annual 3% “evergreen” increase under the 2023 Incentive Plan described below.

In the event that stockholders do not approve the 2023 Incentive Plan Amendment Proposal, the number of shares of Common Stock reserved for issuance under the 2023 Incentive Plan will not increase pursuant to the Plan Amendment. Awards will continue to be made under the 2023 Incentive Plan to the limited extent that there are available shares of Common Stock to do so.

Description of the 2023 Incentive Plan

The following description of the material terms of the 2023 Incentive Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the 2023 Incentive Plan, a copy of which is filed as exhibit 10.9 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and incorporated herein by reference.

General

On October 6, 2023, our Board adopted the 2023 Incentive Plan, and our stockholders approved the 2023 Incentive Plan at our 2023 annual meeting of stockholders. As of stockholder approval of the 2023 Incentive Plan, no new grants of awards were made under the 2021 Incentive Plan and all new grants of awards have been and will continue to be made under the 2023 Incentive Plan. All unused shares of Common Stock reserved under our 2021 Incentive Plan and shares from outstanding awards that are canceled or forfeited under the 2021 Incentive Plan will be “rolled over” for issuance under the 2023 Incentive Plan.

Administration

The 2023 Incentive Plan is administered by the Compensation Committee. However, the entire Board may act in lieu of the Compensation Committee on any manner. The Compensation Committee has authority, in its discretion, to approve the persons to whom awards may be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of an award and to determine the specific terms and conditions of each award, subject to the provisions of the 2023 Incentive Plan. The Compensation Committee may also approve rules and regulations for the administration of the 2023 Incentive Plan and amendments or modifications of outstanding awards (except that options and Stock Appreciation Rights (“SARs”) cannot be repriced without shareholder approval). The Compensation Committee may delegate authority to the Chief Executive Officer and/or other officers to grant awards to employees (other than themselves), subject to applicable law and the 2023 Incentive Plan. No awards may be made under the 2023 Incentive Plan on or after the tenth anniversary of the date of Board approval of this 2023 Incentive Plan (the “Expiration Date”), but the 2023 Incentive Plan will continue thereafter while previously granted awards remain outstanding.

Eligibility

Persons eligible to receive awards under the 2023 Incentive Plan are all employees, officers, directors, consultants, other advisors and other individual service providers of our Company and our subsidiaries, who, in the opinion of the Compensation Committee, are in a position to contribute to the success and growth of the Company, or any person who is determined by the Compensation Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of our Company or any subsidiary. Notwithstanding the foregoing, only Company employees are eligible to receive grants of “incentive stock options” (“ISOs”) that meet the requirements of Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As of July 22, 2025, the Company and its subsidiaries had a total of four employees (including two officers) and four non-employee directors. In accordance with our Bylaws, directors who are serving the Company as employees and who receive compensation for their services as such, shall not be eligible to receive any other compensation under the 2023 Incentive Plan for their services as directors of the Company. None of our subsidiaries have employees and none of the officers and directors of our subsidiaries are eligible for awards under the 2023 Incentive Plan other than those who are eligible as officers or directors of the Company. As of July 22, 2025, no person is eligible to participate as a result of a determination by the Compensation Committee that that person is a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. As awards under the 2023 Incentive Plan are within the discretion of the Compensation Committee, the Company cannot determine how many individuals in each of the categories described above will receive awards.

Shares Subject to the 2023 Incentive Plan

Prior to the proposed increase pursuant to the Plan Amendment, the Board reserved for issuance under the 2023 Incentive Plan (i) 125,000 shares of Common Stock (after adjustment for the reverse stock split we effected on January 2, 2024), (ii) such number of unused shares of Common Stock reserved under the 2021 Incentive Plan as of the date stockholders approved the 2023 Incentive Plan and (iii) a total of 73,082 shares of Common Stock that were added pursuant to the 2023 Incentive Plan’s “evergreen” provision described below (subsections (i), (ii) and (iii) together, the “Share Reserve”). All such shares of Common Stock reserved for issuance under the 2023 Incentive Plan, as well as all shares of Common Stock that will be added to the Share Reserve if stockholders approve the 2023 Incentive Plan Amendment Proposal, may, but need not, be issued in respect of ISOs. In addition, shares of our Common Stock that relate to any outstanding grants or awards under the 2021 Incentive Plan as of the date stockholders approved the 2023 Incentive Plan that are forfeited, cancelled or otherwise lapse in accordance with applicable plan terms or are surrendered in payment of the exercise price and/or withholding taxes shall be rolled into the 2023 Incentive Plan and added to the Share Reserve (but not issued in respect of ISOs). As of July 22, 2025, there were 264,221 shares of Common Stock reserved for issuance under the 2023 Incentive Plan, of which 90,068 shares were subject to outstanding awards. As a result, as of July 22, 2025, there were 174,153 shares of Common Stock available for future issuance under the 2023 Incentive Plan, excluding shares of Common Stock subject to the Plan Amendment.

Under the 2023 Incentive Plan’s “evergreen” provision, the number of shares of Common Stock available for issuance under the 2023 Incentive Plan will automatically increase on January 1st of each year until the Expiration Date, in an amount equal to three percent (3%) of the total number of shares of our Common Stock outstanding on the December 31st of the preceding calendar year, unless the Board takes action prior thereto to provide that there will not be an increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be of a lesser number of shares of Common Stock than would otherwise occur. None of the additional shares of Common Stock available for issuance pursuant to the 2023 Incentive Plan’s evergreen provision for years beginning in 2026 and after shall be issued in respect of ISOs.

If any option or SAR granted under the 2023 Incentive Plan terminates without having been exercised in full or if any award is forfeited, or if shares of Common Stock are withheld to cover withholding taxes on options or other awards or applied to the payment of the exercise price of an option or purchase price of an award, the number of shares of Common Stock as to which such option or award was forfeited, withheld or paid, will be available for future grants under the 2023 Incentive Plan. Awards settled in cash will not count against the number of shares available for issuance under the 2023 Incentive Plan.

The number of shares of Common Stock authorized for issuance under the 2023 Incentive Plan and the foregoing share limitations are subject to customary adjustment for stock splits, stock dividends or similar transactions.

We intend to file with the SEC a registration statement on Form S-8 covering the additional 1,750,000 shares of Common Stock issuable under the 2023 Incentive Plan (if approved by the Company’s stockholders).

Director Compensation

The 2023 Incentive Plan provides for an annual limit on non-employee director compensation of $500,000, increased to $750,000 in the fiscal year of a non-employee director’s initial service as a non-employee member of the Board. This limit applies to the sum of both equity grants that could be awarded to non-employee directors during a fiscal year (based on their value under ASC Topic 718 on the grant date) and cash compensation, such as cash retainers and meeting fees earned during a fiscal year. Notwithstanding the foregoing, the Board reserves the right to make an exception to these limits due to extraordinary circumstances without the participation of the affected director receiving additional compensation.

Terms and Conditions of Stock Options

Options granted under the 2023 Incentive Plan may be either ISOs or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The Compensation Committee will determine the exercise price of options granted under the 2023 Incentive Plan. The exercise price of stock options may not be less than the fair market value per share of our Common Stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).

If on the date of grant the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq, the fair market value will generally be the closing sale price on the date of grant (or the last trading day before the date of grant if no trades occurred on the date of grant). If no such prices are available, the fair market value will be determined in good faith by the Compensation Committee based on the reasonable application of a reasonable valuation method. On July 22, 2025, the closing sale price of a share of our Common Stock on The Nasdaq Capital Market was $0.72.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2023 Incentive Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. Unless otherwise provided by the Compensation Committee, no option will provide for vesting or exercise earlier than one year after the date of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000. The Compensation Committee may, in its discretion, permit a holder of a nonstatutory option to exercise the option before it has otherwise become exercisable, in which case the shares of our Common Stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid in cash or by certified check, bank draft or money order. The Compensation Committee may permit other methods of payment, including (a) through delivery of shares of our Common Stock having a fair market value equal to the purchase price, (b) by a full recourse, interest bearing promissory note having such terms as the Compensation Committee may permit, or (c) a combination of these methods, as set forth in an award agreement or as otherwise determined by the Compensation Committee. The Compensation Committee is authorized to establish a cashless exercise program and to permit the exercise price (or tax withholding obligations) to be satisfied by reducing from the shares otherwise issuable upon exercise a number of shares having a fair market value equal to the exercise price.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the Compensation Committee may permit the holder of a nonstatutory option to transfer the award to immediate family members or a family trust for estate planning purposes. The Compensation Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights

The Compensation Committee may grant SARs independent of or in connection with an option. The Compensation Committee will determine the other terms applicable to SARs. Unless otherwise provided by the Compensation Committee, no SAR will provide for vesting or exercise earlier than one year after the date of grant. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our Common Stock on the date of grant, as determined by the Compensation Committee. The maximum term of any SAR granted under the 2023 Incentive Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to:

●	the excess of the fair market value on the exercise date of one share of our Common Stock over the exercise price, multiplied by

●	the number of shares of Common Stock covered by the SAR.

Payment may be made in shares of our Common Stock, in cash, or partly in Common Stock and partly in cash, all as determined by the Compensation Committee.

Restricted Stock and Restricted Stock Units

The Compensation Committee may award restricted Common Stock and/or restricted stock units under the 2023 Incentive Plan. Restricted stock awards consist of shares of Common Stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our Common Stock, cash, or a combination of shares of Common Stock and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Unless otherwise provided by the Compensation Committee, no award of restricted stock or restricted stock units will provide for vesting earlier than one year after the date of grant. Dividends or distributions with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the time that the restricted stock vests, as determined by the Compensation Committee. If any dividends or distributions are paid in stock before the restricted stock vests, they will be subject to the same restrictions. Dividend equivalent amounts may be deemed reinvested in additional restricted stock units or paid with respect to restricted stock units either when cash dividends are paid to stockholders or when the units vest. Unless the Compensation Committee determines otherwise, holders of restricted stock will have the right to vote the shares.

Performance Shares and Performance Units

The Compensation Committee may award performance shares and/or performance units under the 2023 Incentive Plan to any eligible employee or other individual service provider other than a non-employee director of the Board. Performance shares and performance units are awards, denominated in either shares of Common Stock or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Incentive Bonus Awards

The Compensation Committee may grant incentive bonus awards under the 2023 Incentive Plan from time to time. The terms of incentive bonus awards will be set forth in award agreements. Each award agreement will have such terms and conditions as the Compensation Committee determines, including performance goals and the amount of payment based on achievement of such goals. Incentive bonus awards are payable in cash and/or shares of our Common Stock.

Other Stock-Based and Cash-Based Awards

The Compensation Committee may award other types of equity-based or cash-based awards under the 2023 Incentive Plan, including the grant or offer for sale of shares of our Common Stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the Compensation Committee may impose.

Effect of Certain Corporate Transactions

The Compensation Committee may, at the time of the grant of an award provide for the effect of a Change in Control (as defined in the 2023 Incentive Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee. The Compensation Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a Change in Control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our Common Stock on the date of the change in control; (f) cancel any awards in exchange for cash and/or other property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of rights upon a change in control, but if the change in control consideration with respect to any option or SAR does not exceed its exercise price, the option or SAR may be canceled without payment of any consideration; or (g) take any other action the Compensation Committee deems necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the Change in Control.

Clawback/Recoupment

Awards granted under the 2023 Incentive Plan will be subject to the requirement that the awards be forfeited or amounts repaid to the Company after they have been distributed to the participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by any clawback or recapture policy adopted by the Company from time to time, or any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.

Amendment, Termination

Our Board may at any time amend, suspend or terminate the 2023 Incentive Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the Board may not (i) increase the number of shares of Common Stock available under the 2023 Incentive Plan, (ii) change the group of individuals eligible to receive awards, or (iii) extend the term of the 2023 Incentive Plan.

New Plan Benefits

Grants of awards under the 2023 Incentive Plan are discretionary and we cannot determine now the number or type of options or other awards to be granted in the future to any particular person or group. The awards granted during 2024 under the 2023 Incentive Plan, which would not have changed if the Plan Amendment had been effected, are set forth in the table below.

Name and Position	Dollar Value of Awards Granted During 2024 Under the 2023 Incentive Plan ($) (1)	Number of Shares Subject to Awards Granted During 2024 Under the 2023 Plan (2)
Named Executive Officers
Tiago Reis Marques	167,818	26,669
Daniel Schneiderman	100,223	15,927
Graeme Currie	37,366	5,938
All current executive officers, as a group	268,041	42,596
All Director Nominees	—	—
All current directors who are not executive officers, as a group	173,047	27,500
Associates of any of such directors, executive officers or nominees	—	—
Each other person who received or is to receive five percent of such options	—	—
All current employees who are not executive officers, as a group	162,972	25,899

(1)	Dollar value reflects the Grant Date Fair Value of awards granted during 2024.

(2)	Number of shares reflects the total shares subject to awards granted to the respective person or group during 2024.

Awards Granted under the Plan

Since the adoption of the 2023 Incentive Plan through July 22, 2025, we have granted the following stock options under the 2023 Incentive Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options were shares of our Common Stock. These share numbers do not take into account the effect of awards that have been cancelled or forfeited.

Name and Position	Number of Shares Subject to Stock Options
Named Executive Officers
Tiago Reis Marques	26,669
Daniel Schneiderman	15,927
Graeme Currie	5,938
All current executive officers, as a group	42,596
All Director Nominees	—
All current directors who are not executive officers, as a group	27,500
Associates of any of such directors, executive officers or nominees	—
Each other person who received or is to receive five percent of such options	—
All current employees who are not executive officers, as a group	25,899

Material Federal Income Tax Consequences

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2023 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2023 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Treatment of Options

The Code treats ISOs and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2023 Incentive Plan, nor will the Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an ISO and the tender is within two years from the date of grant or one year after the date of exercise of the ISO, the tender will be a disqualifying disposition of the shares acquired upon exercise of the ISO.

For ISOs, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “Disqualifying Disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a Disqualifying Disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an ISO, tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another ISO and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a Disqualifying Disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an ISO could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will our Company be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the excess of fair market value of our Common Stock at that time over the exercise price.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award or award of performance shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award, including a performance unit award, will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock that is the subject of the award when the award is made.

The recipient of a restricted stock unit generally will recognize ordinary income as and when the units vest and are settled. The amount of the income will be equal to the fair market value of the shares of our Common Stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

The federal income tax consequences of performance share awards, performance unit awards, incentive bonus awards, other cash-based awards and other stock-based awards will depend on the terms and conditions of those awards but, in general, participants will be required to recognize ordinary income equal to the cash and the fair market value of any fully vested shares of Common Stock paid, determined at the time of such payment, in connection with such awards.

Treatment of Incentive Bonus Awards and Other Stock or Cash-Based Awards

Generally, the recipient of an incentive bonus or other stock or cash-based award will not recognize any income upon grant of the award, nor will our Company be entitled to a deduction at that time. Upon payment with respect to such an award, the recipient will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the amount of cash paid and/or the fair market value of our Common Stock issued at that time.

Section 409A

If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Recipients are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees.” The Board and the Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the 2023 Incentive Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceed the deduction limit of Section 162(m).

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2023 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. It is intended that the shares issuable pursuant to the 2023 Incentive Plan will be registered under the Securities Act.

Tax Withholding

As and when appropriate, we shall have the right to require each optionee purchasing shares of Common Stock and each grantee receiving an award of shares of Common Stock under the 2023 Incentive Plan to pay any federal, state or local taxes required by law to be withheld.

Vote Required

This 2023 Incentive Plan Amendment Proposal will be approved with the affirmative vote of a majority of the votes cast at the Annual Meeting. You may vote “for” or “against,” or abstain from voting on, the 2023 Incentive Plan Amendment Proposal. As a result, abstentions and “broker non-votes”, if any, will have no effect on the outcome of the 2023 Incentive Plan Amendment Proposal.

THE BOARD RECOMMENDS A VOTE “FOR” the 2023 Incentive Plan Amendment Proposal

PROPOSAL NO. 4

Adoption and approval of an amendment to our Certificate, at the discretion of the Board, to effect a reverse stock split of our issued shares of common stock, at a specific ratio, ranging from one-for-TWO (1:2) to one-for-TWENTY (1:20), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders

Overview

Our Board has determined that it is advisable and in the best interests of us and our stockholders, for us to amend our Certificate (the “Reverse Split Certificate of Amendment”), to effect a reverse stock split of our issued shares of Common Stock at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20) (the “Approved Split Ratios” with such second number in the ratio being referred to hereinafter as the “Reverse Split Number”) at any time prior to the one-year anniversary date of the Annual Meeting (the “Reverse Split”), with the exact ratio to be determined by the Board (the “Final Reverse Split Ratio”) without further approval or authorization of our stockholders.

A vote for this Reverse Split Proposal will constitute adoption and approval of the Reverse Split Certificate of Amendment and the Reverse Split that, if and when authorized by the Board and effected by filing the Reverse Split Certificate of Amendment with the Delaware Secretary of State, will combine between two and twenty shares of our Common Stock into one share of our Common Stock. Furthermore, as set forth on Annex B, a vote for this Reverse Split Proposal will constitute adoption and approval of an amendment to effect the Reverse Split at each of the Approved Split Ratios. If implemented, the Reverse Split will have the effect of decreasing the number of shares of our Common Stock issued and outstanding, but will have no effect on the number of shares of Common Stock we are authorized to issue. Except as set forth herein, there will be no effect to our current issued and outstanding warrants that are traded on Nasdaq (the “Public Warrants”) or our other issued and outstanding warrants (the “Private Warrants,” collectively with the Public Warrants, the “Warrants”). There will also be no effect to the number of authorized shares of preferred stock under the Certificate.

The Board approved and recommended seeking stockholder adoption and approval of the Reverse Split Certificate of Amendment on July 14, 2025. Accordingly, stockholders are asked to adopt and approve the Reverse Split Certificate of Amendment set forth in Annex B to effect the Reverse Split consistent with those terms set forth in this Reverse Split Proposal, and to grant authorization to the Board to determine, in its sole discretion, whether or not to implement the Reverse Split, as well as its specific ratio within the range of the Approved Split Ratios. The text of Annex B remains subject to modification to include such changes as may be required by the Delaware Secretary of State.

If adopted and approved by our stockholders, the Reverse Split (if implemented in the Board’s sole discretion) would be applied at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Annual Meeting and would become effective upon filing of the Reverse Split Certificate of Amendment with the Delaware Secretary of State unless a later effective time is specific in the Reverse Split Certificate of Amendment. The Reverse Split Certificate of Amendment setting forth the Final Reverse Split Ratio approved by the Board will be filed with the Delaware Secretary of State and any amendment to effect the Reverse Split at the other Approved Split Ratios will be abandoned. Notwithstanding the foregoing, at any time prior to the effectiveness of the filing of the Reverse Split Certificate of Amendment with the Delaware Secretary of State, our Board reserves the right to abandon the Reverse Split at any of the Approved Split Ratios and not to file the Reverse Split Certificate of Amendment, even if the Reverse Split Certificate of Amendment is adopted and approved by our stockholders, if our Board, in its discretion, determines that the Reverse Split is no longer in the best interests of our Company or our stockholders. Subject to adoption and approval of the Reverse Split Certificate of Amendment, no further action on the part of our stockholders will be required to either implement or abandon the Reverse Split.

Purpose and Rationale for the Reverse Split

Avoid Delisting from Nasdaq. On June 23, 2025, we received a written notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with the $1.00 Minimum Bid Price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market (the “Minimum Bid Price Requirement”). The Nasdaq notification had no immediate effect on the listing or trading of the Company’s Common Stock on The Nasdaq Capital Market, and, therefore, the Company’s listing remains fully effective. We were provided an initial compliance period of 180 calendar days from the date of the Minimum Bid Price Requirement notice, or until December 22, 2025, to regain compliance with the Minimum Bid Price Requirement, pursuant to Nasdaq Listing Rule 5810(c)(3)(A). If at any time during this period the bid price of the Company’s Common Stock closes at or above $1.00 per share for a minimum of 10 consecutive business days, subject to the Staff’s discretion to extend such 10-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H), the Staff will provide the Company with a written confirmation of compliance and the matter will be closed. Alternatively, if we fail to regain compliance with Rule 5550(a)(2) prior to the expiration of the initial 180 calendar day period, we may be eligible for an additional 180 calendar day compliance period, provided (i) we meet the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The Nasdaq Capital Market (except for the Minimum Bid Price Requirement) and (ii) we provide written notice to Nasdaq of our intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

If we do not regain compliance within the allotted compliance periods, including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that our Common Stock will be subject to delisting. We would then be entitled to appeal that determination to a Nasdaq hearings panel, but such appeal would not stay any delisting action by Nasdaq.

Failure to adopt and approve the Reverse Split may potentially have serious, adverse effects on us and our stockholders. Our Common Stock could be delisted from Nasdaq because shares of our Common Stock may continue to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with the Minimum Bid Price Requirement. Our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, our Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our Common Stock. Delisting could also cause a loss of confidence of potential industry partners, lenders, and employees, which could further harm our business and our future prospects. We believe that effecting the Reverse Split may help us avoid delisting from Nasdaq and any resulting consequences.

As of July 22, 2025, our Common Stock closed at $0.72 per share on Nasdaq. The Reverse Split, if effected, is expected to have the immediate effect of increasing the price of our Common Stock as reported on Nasdaq, therefore reducing the risk that our Common Stock could be delisted from Nasdaq.

Our Board strongly believes that the Reverse Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board has approved the Reverse Split Certificate of Amendment to effect the Reverse Split and directed that it be submitted to our stockholders for adoption and approval at the Annual Meeting.

Management and the Board have considered the potential harm to us and our stockholders should Nasdaq delist our Common Stock from trading. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

Other Effects. The Board also believes that the increased market price of our Common Stock expected as a result of implementing the Reverse Split could improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. The Reverse Split, if effected, could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our Common Stock. The Reverse Split could help increase analyst and broker’s interest in our Common Stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Our Board does not intend for the Reverse Split to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

In addition, because the number of authorized shares of our Common Stock will not be reduced, the Reverse Split will result in an effective increase in the authorized number of shares of our Common Stock. The effect of the relative increase in the amount of authorized and unissued shares of our Common Stock would allow us to issue additional shares of Common Stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our stockholders to approve an increase in the authorized number of shares of Common Stock each time such an action is contemplated.

The effective increase in authorized shares of our Common Stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of Common Stock or securities exercisable for or convertible into shares of Common Stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our Common Stock.

Disadvantages to an effective increase in the number of authorized shares of Common Stock may include:

●	The effective increase in authorized shares of Common Stock which would result from the Reverse Split would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding.

●	The issuance of authorized but unissued shares of Common Stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Risks of the Proposed Reverse Split

We cannot assure you that the proposed Reverse Split will increase the price of our Common Stock and have the desired effect of regaining and maintaining compliance with Nasdaq listing rules.

If the Reverse Split is implemented, our Board expects that it will increase the market price of our Common Stock so that we are able to regain and maintain compliance with the Minimum Bid Price Requirement. However, the effect of the Reverse Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per share price of our Common Stock after the Reverse Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Split, (ii) the market price per post-Reverse Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks.

Even if the Reverse Split is implemented, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Split. In any case, the market price of our Common Stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split.

Even if the market price per post-Reverse Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted should we fail to meet one or more of the other continued listing requirements, including the minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1) and Nasdaq requirements related to the minimum number of shares that must be in the public float and the minimum market value of the public float.

A decline in the market price of our Common Stock after the Reverse Split is implemented may result in a greater percentage decline than would occur in the absence of the Reverse Split.

If the Reverse Split is implemented and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

The proposed Reverse Split may decrease the liquidity of our Common Stock.

The liquidity of our Common Stock and Public Warrants may be harmed by the proposed Reverse Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Split, particularly if the stock price does not increase as a result of the Reverse Split. Further, the Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares of our Common Stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

Because the number of authorized shares of our Common Stock will not be reduced, the Reverse Split will increase the Board’s ability to issue authorized and unissued shares without further stockholder action, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our Common Stock. With respect to authorized but unissued and unreserved shares, the Company could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management.

If we effect the Reverse Split and then the market price of our Common Stock declines and we fail to meet the continued Nasdaq listing requirement for the minimum bid price, we may not be eligible for any compliance period.

In January 2025, the SEC approved amendments, which are now effective, to the Nasdaq listing rules that significantly affect companies seeking to use reverse stock splits to regain or maintain compliance with Nasdaq’s $1.00 minimum bid price requirement. The changes to the Nasdaq rules alter, among others, the frequency of reverse stock splits to prevent companies from repeatedly using them as part of their minimum bid price compliance strategy. Under the amended Nasdaq Listing Rule 5810(c)(3)(A)(iv), if a company’s security fails to meet the continued listing requirement for minimum bid price and the company has effected a reverse stock split over the prior one-year period or has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the company shall not be eligible for any compliance period to address the bid price deficiency. Instead, Nasdaq will move forward with delisting proceedings.

As a result, (i) since we effected a reverse stock split of our Common Stock at a ratio of one-for-twenty (1:20) on January 2, 2024, if the Reverse Split is implemented at a ratio of one-for-thirteen (1:13) or greater and we subsequently fail to satisfy the Minimum Bid Price Requirement prior to January 2, 2026, or (ii) if the Reverse Split is implemented at any ratio within the Approved Split Ratio and we subsequently fail to satisfy the Minimum Bid Price Requirement within the one-year period following implementation, then, in either case, Nasdaq will begin the process of delisting our Common Stock without providing any compliance period.

Determination of the Ratio for the Reverse Split

If the Reverse Split Proposal is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of one-for-two (1:2) and not more than a ratio of one-for-twenty (1:20). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including:

●	the historical and projected performance of our Common Stock;

●	prevailing market conditions and general economic trends;

●	the projected impact of the Approved Split Ratio on trading liquidity in our Common Stock and our ability to regain and maintain continued listing on Nasdaq; and

●	expected closing price of our Common Stock in the period following the effectiveness of the Reverse Split.

The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Common Stock issued and outstanding as of July 22, 2025, after completion of the Reverse Split, we will have between 744,357 and 3,721,788 shares of Common Stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.

Principal Effects of the Reverse Split

After the effective time of the proposed Reverse Split, each stockholder will own a reduced number of shares of Common Stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the proposed Reverse Split except for adjustments that may result from the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to the Board and our stockholders.

After Each Reverse Split Ratio

The following table contains the approximate number of issued and outstanding shares of Common Stock, and the estimated per share trading price following a one-for-two (1:2) to one-for-twenty (1:20) Reverse Split, without giving effect to any adjustments for fractional shares of Common Stock or the issuance of any derivative securities, as of July 22, 2025.

	Current	1:2	1:10	1:20
Common Stock Authorized(1)	100,000,000	100,000,000	100,000,000	100,000,000
Common Stock Issued and Outstanding	7,443,577	3,721,788	744,357	372,178
Number of Shares of Common Stock Reserved for Issuance(2)	10,097,733	5,048,866	1,009,773	504,886
Number of Shares of Common Stock Authorized but Unissued and Unreserved	82,458,690	91,229,346	98,245,870	99,122,936
Price per share, based on the closing price of our Common Stock on July 22, 2025(3)	$0.72	$1.44	$7.20	$14.40

(1)	The Reverse Split will not have any impact on the number of shares of Common Stock we are authorized to issue under our Certificate.

(2)	Consists of:

●	151,318 shares of Common Stock issuable upon exercise of stock options, at a weighted-average exercise price of $23.58 per share;

●	220,000 shares of Common Stock issuable upon exercise of the Public Warrants, at a weighted-average exercise price of $125.00 per share;

●	9,552,262 shares of Common Stock issuable upon exercise of the Private Warrants, at a weighted-average exercise price of $3.46 per share; and

●	174,153 shares of Common Stock that are available for future issuance under the 2023 Incentive Plan or shares that will become available under our 2023 Incentive Plan (does not include 1,750,000 additional shares of Common Stock that may be available under the 2023 Incentive Plan if stockholders approve the 2023 Incentive Plan Amendment Proposal).

(3)	The price per share indicated reflects solely the application of the applicable reverse split ratio to the closing price of the Common Stock on July 22, 2025.

After the effective date of the Reverse Split, our Common Stock will have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our Common Stock. The CUSIP for the Public Warrants will remain the same.

Although the number of our outstanding shares of Common Stock would decrease as a result of the Reverse Split, the Board does not intend to use the Reverse Split as a part of, or a first step in, a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act. There is no plan or contemplated plan by our Company to take itself private as of the date of this Proxy Statement.

Our Common Stock and Public Warrants are currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Common Stock or Public Warrants under the Exchange Act. Our Common Stock and Public Warrants will continue to be reported on Nasdaq under the symbols “KTTA” and “KTTAW,” respectively, assuming, with respect to our Common Stock, that we are able to regain compliance with the Minimum Bid Price Requirement, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Split to indicate that the Reverse Split had occurred.

Effect on Outstanding Derivative Securities

The Reverse Split will require that proportionate adjustments be made to the per share exercise price and the number of shares issuable upon the vesting or exercise of the following outstanding derivative securities issued or reserved for future issuance by us, in accordance with the Approved Split Ratio (all figures are as of July 22, 2025 and are on a pre-Reverse Split basis), including:

●	151,318 shares of Common Stock issuable upon the exercise of options outstanding at a weighted-average exercise price of $23.58 per share;

●	220,000 shares of Common Stock issuable upon exercise of the Public Warrants, at a weighted-average exercise price of $125.00 per share;

●	9,552,262 shares of Common Stock issuable upon exercise of the Private Warrants, at a weighted-average price of $3.46 per share; and

●	174,153 shares of Common Stock that are available for future issuance under the 2023 Incentive Plan or shares that will become available under our 2023 Incentive Plan (does not include 1,750,000 additional shares of Common Stock that may be available under the 2023 Incentive Plan if stockholders approve the 2023 Incentive Plan Amendment Proposal).

The adjustments to the above securities, as required by the Reverse Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.

Effect on Stock Incentive Plan

We maintain the 2023 Incentive Plan, which is designed primarily to provide stock-based incentives to individual service providers. We have issued stock options and restricted stock unit awards pursuant to the 2023 Incentive Plan. In the event of a Reverse Split, the Compensation Committee shall make appropriate adjustment to awards granted under the 2023 Incentive Plan. Accordingly, if the Reverse Split is approved by our stockholders and the Board decides to implement the Reverse Split, as of the effective date, the number of shares of Common Stock issuable upon exercise or settlement, as applicable, of such options or RSUs would be proportionately reduced using the Final Reverse Split Ratio and the exercise price of any such options would be proportionately increased using the Final Reverse Split Ratio. Under the terms of the 2023 Incentive Plan, any fractional shares resulting from such adjustment shall be treated as determined by the Compensation Committee, and in the absence of such determination shall be rounded to the nearest whole share, and we shall have no obligation to make any cash or other payment with respect to such fractional shares. Furthermore, the aggregate number of shares currently available under our 2023 Incentive Plan for future stock option, RSU and other equity-based grants would be proportionally reduced to reflect the Final Reverse Split Ratio. Stockholders are being asked to approve the 2023 Incentive Plan Amendment Proposal, which would increase the shares of Common Stock available for issuance under the 2023 Incentive Plan by 1,750,000 shares. The Board has also authorized us to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Split, including any applicable technical, conforming changes.

Effective Date

The proposed Reverse Split would become effective on the date of filing of the Reverse Split Certificate of Amendment with the office of the Delaware Secretary of State, or a later effective time as specified on the Reverse Split Certificate of Amendment. On the effective date, shares of Common Stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of our stockholders, into new shares of Common Stock at the Final Reverse Split Ratio. If the proposed Reverse Split Certificate of Amendment is not adopted and approved by our stockholders, the Reverse Split will not occur.

Treatment of Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of our Common Stock on the Nasdaq during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split). After the Reverse Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

Upon stockholder approval of this Reverse Split Proposal, if the Board elects to implement the proposed Reverse Split, stockholders owning fractional shares will be paid out in cash for such fractional shares. For example, assuming the Board elected to consummate an Approved Split Ratio of one-for-ten (1:10), if a stockholder held 13 shares of Common Stock immediately prior to the Reverse Split, then such stockholder would be paid in cash for the three shares of Common Stock but will maintain ownership of the remaining one share of Common Stock.

In addition, the Reverse Split may increase the number of stockholders who own odd lots (less than 100 shares). Any stockholder who owns fewer than 200 to 2,000 shares of Common Stock, depending on the final ratio, prior to the Reverse Split could own fewer than 100 shares of Common Stock following the Reverse Split. Stockholders who hold odd lots typically experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.

Record and Beneficial Stockholders

If the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of Common Stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of Common Stock they hold after the Reverse Split along with payment in lieu of any fractional shares. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the Reverse Split is authorized by the stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares in certificated form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Split shares in exchange for post-Reverse Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Split selected by the Board. No new post-Reverse Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE(S) AND
SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of our Common Stock would remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to this Reverse Split Proposal and we will not independently provide our stockholders with any such right if the Reverse Split is implemented.

Certain Federal U.S. Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Split to our stockholders. The summary is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices, all as in effect on the date of this Proxy Statement. Changes in these authorities and differing interpretations could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the Reverse Split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. This discussion only addresses stockholders who hold Common Stock as capital assets and is for general information purposes. It does not purport to be complete and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, persons who hold shares of Common Stock that may constitute “qualified small business stock” under Section 1202 of the Code or as “Section 1244 stock” for purposes of Section 1244 of the Code, persons who acquired their shares of Common Stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, foreign stockholders, stockholders who hold their pre-Reverse Split shares as part of a straddle, hedge or conversion transaction, stockholders who acquired their pre-Reverse Split shares pursuant to the exercise of employee stock options or otherwise as compensation, partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members), traders in securities that elect to use the mark-to-market method of accounting, persons whose “functional currency” is not the U.S. dollar, retirement plans, or certain former citizens or long-term residents of the United States. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our Common Stock, and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Split under state, local and foreign tax laws or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split.

EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE
PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT TO SUCH STOCKHOLDER.

This summary addresses only stockholders that are U.S. holders. For purposes of this discussion, a “U.S. holder” is any beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

●	an individual who is a citizen or resident of the United States;

●	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust that (i) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

In general, the U.S. federal income tax consequences of the Reverse Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for their old shares of Common Stock. We believe that because the Reverse Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Split should have the following federal income tax effects. The Reverse Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a recapitalization, except as described below with respect to cash received in lieu of fractional shares, a stockholder should not recognize gain or loss as a result of the Reverse Split. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock (excluding any portion of such basis that is allocated to any fractional share of our Common Stock), and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder that, pursuant to the proposed Reverse Split, receives cash in lieu of a fractional share of our Common Stock should be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A stockholder that, pursuant to the proposed Reverse Split, receives cash in lieu of a fractional share of our Common Stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the stockholder’s holding period in the fractional share is one year or less as of the effective date of the Reverse Split and long term if such holding period is more than one year. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as dividend income with respect to certain stockholders who own more than a minimal amount of Common Stock (generally more than 1%) or who exercise some control over the affairs of the Company. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.

As noted above, we believe that the Reverse Split will constitute a “recapitalization” under Section 368(a)(1)(E) of the Code. Accordingly, we do not expect to recognize taxable income, gain or loss as a result of the proposed Reverse Split.

A stockholder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Split. A stockholder of our Common Stock will be subject to backup withholding if such stockholder is not otherwise exempt and/or such stockholder does not provide its taxpayer identification number in the manner required (such as by submitting a properly completed IRS Form W-9) or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is properly and timely furnished to the IRS. Stockholders of our Common Stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote and Recommendation

The Reverse Split Proposal will be approved with the affirmative vote of a majority of the votes cast at the Annual Meeting. You may vote “for” or “against,” or abstain from voting on, the Reverse Split Proposal. As a result, abstentions and “broker non-votes”, if any, will have no effect on the outcome of the Reverse Split Proposal. However, as indicated above, since we believe the Reverse Split Proposal will be considered a “routine” matter, we do not expect that any broker non-votes will occur on the Reverse Split Proposal.

THE BOARD RECOMMENDS A VOTE “FOR” the Reverse Split Proposal

ADDITIONAL INFORMATION

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials

Pursuant to SEC Rule 14a-8, certain stockholder proposals may be eligible for inclusion in the Company’s proxy statement for the 2026 annual meeting of stockholders. To be considered for inclusion in next year’s proxy statement, stockholder proposals must be received by our Secretary at our principal executive offices no later than the close of business on March 26, 2026. However, if the date of the 2026 annual meeting of stockholders has been changed by more than 30 days from the date of the Annual Meeting, then the deadline to be considered for inclusion in next year’s proxy statement is a reasonable time before we begin to print and send our proxy materials for the 2026 annual meeting of stockholders. We will announce such date in a current report on Form 8-K. Any such proposal shall be mailed to: Pasithea Therapeutics Corp., 1111 Lincoln Road, Miami Beach, Florida 33139, Attn.: Secretary.

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting

Our Bylaws provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Secretary at the principal executive offices of the Company. To be timely, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the prior year’s annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or 70 days after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the date of the annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Assuming the date of our 2026 annual meeting of stockholders is not so advanced or delayed, stockholders who wish to make a proposal at our 2026 annual meeting of stockholders must notify us no earlier than May 6, 2026 and no later than June 5, 2026. Any such proposal shall be mailed to: Pasithea Therapeutics Corp., 1111 Lincoln Road, Miami Beach, Florida 33139, Attn.: Secretary.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at our 2026 annual meeting of stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: Pasithea Therapeutics Corp., 1111 Lincoln Road, Miami Beach, Florida 33139, Attn.: Secretary, no later than July 5, 2026. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our Bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws as described in this section and it shall not extend any such deadline set forth under our Bylaws.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act or the Exchange Act, the section of this Proxy Statement entitled “Audit Committee Report” will not be deemed incorporated, unless otherwise specifically provided in such filing.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC, may be obtained by stockholders without charge by written or oral request, or may be accessed on the Internet at www.sec.gov or www.pasithea.com.

Householding

Under the rules adopted by the SEC, we may deliver proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one copy of the proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of the proxy materials was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. by calling 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address or sending a written request to Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139, Attention: Tiago Reis Marques, Chief Executive Officer.

Voting by Telephone or the Internet

Provision has been made for you to submit your proxy to vote your shares of Common Stock by telephone or via the Internet. You may also submit a proxy to vote your shares by mail. Please see the proxy card or voting instruction form accompanying this Proxy Statement for specific instructions on how to submit your proxy to vote by any of these methods.

Submitting your proxy to vote by telephone or via the Internet will not affect your right to vote during the Annual Meeting should you decide to attend the Annual Meeting virtually or in person.

The telephone and Internet proxy submission procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. The Company has been advised that the Internet proxy submission procedures that have been made available to you are consistent with the requirements of applicable law. Stockholders submitting a proxy to vote by phone or via the Internet should understand that there may be costs associated, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Other Matters

The Board does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, the people named as proxies will have discretion to vote thereon.

By Order of the Board of Directors

/s/ Tiago Reis Marques
Tiago Reis Marques
Chief Executive Officer and Director

July 24, 2025

Miami, Florida

Annex A

AMENDMENT

TO THE

Pasithea Therapeutics CORP.

2023 STOCK Incentive Plan

This Amendment (the “Amendment”) to the 2023 Stock Incentive Plan (the “Plan”) of Pasithea Therapeutics Corp. (the “Company”), is made as of July 14, 2025. All capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Plan.

W I T N E S S E T H:

WHEREAS, Section 17.2 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to amend the Plan from time to time;

WHEREAS, the Board desires to increase the number of shares of Common Stock reserved for issuance under the Plan from 264,221 shares to 2,014,221 shares, subject to approval by the Company’s stockholders.

NOW, THEREFORE, be it effective as of the date of approval by the Company’s stockholders, the Plan is hereby amended as follows:

1.	Amendment to Section 4.1. Section 4.1(a) of the Plan is hereby amended and restated in its entirety, to read as follows:

(a)	Subject to adjustment pursuant to Section 4.2 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be (i) 2,014,221 shares plus (ii) such number of unused shares of Common Stock reserved under the Pasithea Therapeutics Corp. 2021 Stock Incentive Plan (the “2021 Plan”) as of the Effective Date, which unused reserve shall be rolled into this Plan (subsections (i) and (ii) together, the “Share Reserve”); all of which shares may, but need not, be issued in respect of Incentive Stock Options. In addition, there shall be rolled into this Plan and added to the Share Reserve (but not issued in respect of Incentive Stock Options) such number of shares of Common Stock as become available for issuance under the Plan in accordance with Section 4.1(d) hereof.

2.	This Amendment shall be subject to approval by the stockholders of the Company within 12 months after the date this Amendment is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable laws.

3.	Except as set forth herein, the Plan shall remain in full force and effect without modification.

A-1

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

Dated: July 14, 2025	Pasithea Therapeutics CORP.

	By:	/s/ Tiago Reis Marques
	Name:	Tiago Reis Marques
	Title:	Chief Executive Officer

A-2

Annex B

CERTIFICATE OF AMENDMENT

TO THE

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

PASITHEA THERAPEUTICS CORP.

Pasithea Therapeutics Corp. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: That the second amended and restated certificate of incorporation of the Company, as amended, as heretofore amended (the “Current Charter”) is hereby amended as follows:

Article IV of the Current Charter, be and hereby is amended by adding, immediately after the fourth paragraph of Section (A) of Article IV (the first, second, third and fourth paragraphs of Section (A) of Article IV having been added to the second amended and restated certificate of incorporation of the Company by that certain Certificate of Amendment filed on December 29, 2023), the following:

“Upon the effectiveness (“Effective Time”) of the filing of this Certificate of Amendment, a one-for-[            ]1 reverse stock split (the “Reverse Split”) of the Company’s Common Stock, par value $0.0001 per share, shall become effective, pursuant to which each [            ] shares of Common Stock issued and outstanding and held of record by each stockholder of the Company or issued and held by the Company in treasury immediately prior to the Effective Time (“Old Common Stock”) shall automatically, and without any action by the Company or the holder thereof, be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (“New Common Stock”), subject to the treatment of fractional interests as described below and with no corresponding reduction in the number of authorized shares of Common Stock. The Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Old Common Stock and all references to such Old Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Old Common Stock shall be deemed to be references to the New Common Stock or options or rights to purchase or acquire shares of New Common Stock, as the case may be, after giving effect to the Reverse Split.

No fractional shares of Common Stock will be issued as a result of or in connection with the Reverse Split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to receive a cash payment (without interest) in lieu of fractional shares, equal to such fraction multiplied by the average of the closing sales prices of the Company’s Common Stock on the exchange the Company is currently trading during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split).

Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of New Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraphs. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified as well as the right to receive cash in lieu of fractional shares of New Common Stock after the Effective Time.”

SECOND: The amendments set forth in this Certificate of Amendment were duly adopted by the Board of Directors of the Company and the stockholders of the Company in accordance with Section 242 of the General Corporation Law of the State of Delaware.

THIRD: This Certificate of Amendment shall be effective as of _______ Eastern Time on ________, ______.

[1]	Shall be a whole number equal to or greater than two (2) and equal to or less than twenty (20), which number is referred to as the “Reverse Split Ratio” (it being understood that any Reverse Split Ratio within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate form of the Certificate of Amendment being approved and adopted by the Board of Directors and stockholders of the Company in accordance with Section 242 of the Delaware General Corporation Law with each such form of the Certificate of Amendment (other than the Certificate of Amendment, if any, that is filed with the Secretary of State of the State of Delaware) to be abandoned immediately prior to the filing of the Certificate of Amendment).

B-1

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment on this _____ day of ______________, _____.

PASITHEA THERAPEUTICS CORP.

By:
Name:
Title:

B-2

PASITHEA THERAPEUTICS CORP.
1111 LINCOLN RD., SUITE 500
MIAMI BEACH, FLORIDA 33139
UNITED STATES

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 2, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KTTA2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 2, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77119-P35945 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PASITHEA THERAPEUTICS CORP.

The Board of Directors recommends you vote "FOR" the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Alfred Novak
02) Simon Dumesnil

The Board of Directors recommends you vote "FOR" proposals 2, 3, and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V77120-P35945

PASITHEA THERAPEUTICS CORP.
Annual Meeting of Stockholders
September 3, 2025
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Tiago Reis Marques and Daniel Schneiderman, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PASITHEA THERAPEUTICS CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Eastern Time on September 3, 2025, via the Internet through a virtual web conference at www.virtualshareholdermeeting.com/KTTA2025 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side